John V. Murphy
Chairman, President and                                                OppenheimerFunds Logo
Chief Executive Officer                                                OppenheimerFunds, Inc.
498 Seventh Avenue
                                                                       New York, NY 10018
                                                                       WWW.OPPENHEIMERFUNDS.COM
                                                                       ------------------------

                                                                       September 24, 2002

Dear Oppenheimer Municipal Bond Fund Shareholder,

We have scheduled a shareholder meeting on November 22, 2002 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone by following the instructions on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o    Election of Trustees.  You are being asked to consider and approve the election of twelve Trustees.  You will find detailed information on the Trustees in the enclosed proxy statement.

o    Approval of Elimination or Amendment of Certain Fundamental Investment Policies.  Your approval is requested to eliminate or amend certain fundamental investment policies of the Fund.

o    Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.708.7780.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                                              Sincerely,
                                                              John V. Murphy signature

                                                    OPPENHEIMER MUNICIPAL BOND FUND

                                              6803 South Tucson Way, Englewood, CO 80112

                                         Notice Of Special Meeting Of Shareholders To Be Held

                                                           November 22, 2002

To The Shareholders of Oppenheimer Municipal Bond Fund:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Oppenheimer Municipal Bond Fund (the "Fund")
will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain time, on November 22, 2002.

During the Meeting, shareholders of the Fund will vote on the following proposals and related sub-proposals:

1.       To elect a Board of Trustees;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund;

3.       To authorize the Trustees to adopt an Amended and Restated Declaration of Trust; and

4.       To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on August 26, 2002 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as
Trustee and in favor of each proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack
Secretary

September 17, 2002

                                               PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                                       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

 310

                                                           TABLE OF CONTENTS

Proxy Statement                                                                                          Page

Questions and Answers                                                                                              ii

Proposal 1:       To Elect a Board of Trustees                                                                     2

Introduction to Proposal 2                                                                                         10

Proposal 2:       To approve the elimination or amendment of certain fundamental                                   11
                  investment policies of the Fund

Introduction to Proposal 3

Proposal 3:       To authorize the Trustees to adopt an Amended and Restated Declaration                           19
                  of Trust

Information About the Fund                                                                                         23

Further Information About Voting and the Meeting                                                                   25

Other Matters                                                                                                      28

EXHIBIT A:        Amended and Restated Declaration of Trust                                                        A-1

                                                    OPPENHEIMER MUNICIPAL BOND FUND

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

A.       The Trustees of Oppenheimer Municipal Bond Fund (the "Fund") have asked that you vote on several matters at the Special
                  Meeting of Shareholders to be held on November 22, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on August 26, 2002 are entitled to vote at the Meeting or any adjournment of the Meeting. Shareholders are entitled to cast one vote per share (and a fractional vote for a fractional share) for each matter presented at the Meeting. It is expected that the Notice of Meeting, Proxy Ballot and Proxy Statement will be mailed to shareholders of record on or about September 24, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposals:

1.       To elect a Board of Trustees;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund; and

3.       To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

Q.       How do the Trustees Recommend that I Vote?

A.       The Trustees recommend that you vote:

1.       FOR election of all nominees as Trustees;

2.       FOR the elimination or amendment of each of the Fund's fundamental investment policies proposed to be eliminated or amended, as the case may be; and

3.       FOR each sub-proposal related to the authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

Q.       What are the reasons for the proposed changes to some of the Fund's fundamental investment policies?

A.       Some of the Fund's current policies reflect regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current regulations require.  The Fund's Trustees and the Fund's investment advisor, OppenheimerFunds, Inc., believe that the proposed changes to the Fund's investment policies will benefit shareholders by allowing the Fund more flexibility to adapt to future changes in the investment environment and increasing the Fund's ability to take advantage of investment opportunities.

Q.       Why is the Board of Trustees recommending the adoption of an amended and restated declaration of trust?

A.       The Trustees recommend the adoption of a more modern form of trust instrument that, going forward, will be used as the standard declaration of trust for all new Oppenheimer funds organized as Massachusetts business trusts. The
         Trustees believe adoption of the amended and restated declaration of trust will result in more efficient and economical governance of the Fund by providing the Trustees with more flexibility and broader authority to act without shareholder approval.  Adoption of the new declaration of trust will not result in any changes in the Fund's
         Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

Q.       How Can I Vote?

A.       You can vote in three (3) different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting (if you are a record owner)
o        By telephone (please see the insert for instructions)

         Voting by telephone is convenient and can help reduce the Fund's expenses.  Whichever method you choose, please
                                ----------     -----------------------------------
         take the time to read the full text of the proxy statement before you vote.

         Please be advised that the deadline for voting by telephone is 3:00 p.m. (Eastern Time ("ET")) on the last business day before the Meeting.

Q.       How Will My Vote Be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the Trustees recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About Voting and the Meeting" section of the Proxy statement.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person, if you are a record owner.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (ET) on the last business day before the Meeting.

Q.       How Can I Get More Information About the Fund?

         Copies of the Fund's annual report dated July 31, 2002 and semi-annual report dated January 31, 2002 have previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.708.7780, write to the Fund at OppenheimerFunds
         Services, P.O. Box 5270, Denver, Colorado 80217-5270 or visit the Oppenheimer funds website at
         www.oppenheimerfunds.com.

Q.       Whom Do I Call If I Have Questions?

A.       Please call us at 1.800.708.7780.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.
If you have any questions, please call us at 1.800.708.7780.

                                                    OPPENHEIMER MUNICIPAL BOND FUND

                                                            PROXY STATEMENT

                                                    Special Meeting of Shareholders
                                                     To Be Held November 22, 2002

         This statement is furnished to the shareholders of Oppenheimer Municipal Bond Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at
6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain time, on November 22, 2002, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about September 24, 2002.

                                                         SUMMARY OF PROPOSALS

------- ------------------------------------------------------------------- ----------------------------------------
        Proposal                                                            Shareholders Voting
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
1.      To Elect a Board of Trustees                                        All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
2.      To approve the  Elimination  or Amendment  of Certain  Fundamental
        Investment Policies for the Fund
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        A. Purchasing Securities on Margin                                  All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        B. Making Short Sales                                               All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        C. Purchasing  Securities of Issuers in which Officers or Trustees  All have an Interest
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        D. Investing in Real Estate                                         All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        E. Industry Concentration                                           All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        F. Borrowing                                                        All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        G. Lending                                                          All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        H. Diversification                                                  All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        I.  Purchasing Restricted or Illiquid Securities                    All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
        J.  Investing in Other Investment Companies                         All
------- ------------------------------------------------------------------- ----------------------------------------
------- ------------------------------------------------------------------- ----------------------------------------
3.      To  Authorize  the  Trustees  to Adopt  an  Amended  and  Restated
        Declaration of Trust                                                All
------- ------------------------------------------------------------------- ----------------------------------------

                                                   PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, eleven (11) Trustees are to be elected.  If elected, the Trustees will serve indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees or until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

         As a Massachusetts business trust, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees.  As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

         Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.  Also, if at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

         Each of the nominees currently serves as a Trustee of the Fund.  Each of the nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected.  Each of the Trustees serves as trustee or director of other funds in the
Oppenheimer family of funds.  The Oppenheimer funds on which each of the Trustees currently serves are referred to as "Board I Funds"
in this proxy statement.

         The Fund's Trustees and officers, their positions with the Fund and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.  Except for Mr. Murphy, each of the
Trustees is an independent trustee of the Fund ("Independent Trustee").  Mr. Murphy is an "interested trustee" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund, because he is affiliated with OppenheimerFunds, Inc. (the "Manager") by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.  Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board I Funds for which he is a trustee or director. All information is as of December 31, 2001, except as otherwise indicated.

Board I Funds

         Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc. ("The Directorship Search
Group"), a director, and executive recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company
(which controls the Manager) for fees aggregating $75,000 from July 1, 1999 through December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship Search Group, Inc. Mr. Reynolds estimates that The Directorship Search Group will bill Massachusetts Mutual Life Insurance Company $150,000 for services to be provided during the calendar year 2002.

         The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee.  Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the 1940 Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

         Messrs. Galli and Spiro have had no material business or professional relationship with the Manager or its affiliates within the past two fiscal years.  However, within the past five years and before becoming Independent Trustees they had been officers of the Manager and owned shares of its parent company.  In 1997, Mr. Galli sold his remaining shares of the Manager's parent company for a cash payment of approximately $7,851,200.  In 1997, Mr. Spiro sold shares of the Manager's parent company for a cash payment of approximately $9,814,000.  In 1999, Mr. Spiro sold his remaining shares of the Manager's parent company for a cash payment of approximately $9,399,000.

         The company's Trustees and officers, their positions with the Funds and length of service in such positions as well as their principal occupations and business affiliation during the past five years are listed below. All information is as of July 22, 2002, except as otherwise indicated.

Nominees for Independent Trustee

---------------------- ------------------------------------------------------------ --------------- --------------------
Name,Address, 1        Principal   Occupation(s)  During  Past  5  Years  /  Other   Dollar Range    Aggregate Dollar
                                                                                                      Range of Shares
                                                                                      of Shares     Beneficially Owned
Age, Position(s)                                                                     Beneficially   in the Oppenheimer
Held with Fund and                                                                   Owned in the    Funds Overseen by
Length of Service      Trusteeships/Directorships  Held by  Nominee  /  Number  of   Fund (as of      Nominee (as of
(as applicable)2       Portfolios in Fund Complex Overseen by Nominee                  7/23/02)          7/23/02)3
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Leon Levy, Chairman    General  Partner  of  Odyssey  Partners,  L.P.  (investment  $0              None
of the Board of        partnership)  (since  1982)  and  Chairman  of the Board of
Trustees               Avatar  Holdings,  Inc.  (real estate  development)  (since
Trustee since 1976     1981).  Oversees  31  portfolios  in  the  OppenheimerFunds
Age: 76                complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Robert G. Galli,       A Trustee or Trustee of other Oppenheimer  funds.  Formerly  $0              Over $100,000
Trustee since 1993     Vice  Chairman  of the  Manager  (October  1995 -  December
Age: 68                1997).  Oversees  41  portfolios  in  the  OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Phillip A.             The  Director  of  the   Institute   for  Advanced   Study,  $0              Over $100,0003
Griffiths, Trustee     Princeton,  N.J.  (since  1991),  director of GSI  Lumonics
Nominee since 1999     (since  2001)  and a  member  of the  National  Academy  of
Age: 63                Sciences    (since   1979);    formerly   (in    descending
                       chronological   order)  a   director   of   Bankers   Trust
                       Corporation,  Provost and Professor of  Mathematics at Duke
                       University,  a director  of  Research  Triangle  Institute,
                       Raleigh,  N.C.,  and a Professor of  Mathematics at Harvard
                       University.  Oversees 30 (31, if elected) portfolios in the
                       OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Benjamin Lipstein,     Professor  Emeritus of Marketing,  Stern Graduate School of  $0              Over $100,000
Trustee since 1976     Business Administration,  New York University.  Oversees 31
Age: 78                portfolios in the OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Elizabeth B.           Author and architectural  historian; a trustee of the Freer  $0              $50,001 - $100,000
Moynihan, Trustee      Gallery of Art and Arthur M. Sackler  Gallery  (Smithsonian
since 1992             Institute),  Trustees  Council  of  the  National  Building
Age: 72                Museum;  a member  of the  Trustees  Council,  Preservation
                       League of New York  State.  Oversees 31  portfolios  in the
                       OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Kenneth A. Randall,    A director of Dominion  Resources,  Inc.  (electric utility  $10,0001 -      Over $100,000
Trustee since 1980     holding  company)  and  Prime  Retail,  Inc.  (real  estate
Age: 74                investment trust);  formerly a director of Dominion Energy,
                       Inc.  (electric  power and oil & gas  producer),  President and Chief Executive  Officer of The Conference  Board, Inc.
                       (international   economic  and  business  research)  and  a  $50,000
                       director of Lumbermens  Mutual Casualty  Company,  American
                       Motorists  Insurance  Company  and  American  Manufacturers
                       Mutual  Insurance  Company.  Oversees 31  portfolios in the
                       OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Edward V. Regan,       President,  Baruch  College,  CUNY;  a director  of RBAsset
Trustee since 1993     (real estate  manager);  a director of OffitBank;  formerly
Age: 71                Trustee,  Financial Accounting  Foundation (FASB and GASB),
                       Senior  Fellow of Jerome  Levy  Economics  Institute,  Bard
                       College,  Chairman of Municipal Assistance  Corporation for  $1- $10,000     $50,001 - $100,000
                       the  City of New  York,  New  York  State  Comptroller  and
                       Trustee  of New  York  State  and  Local  Retirement  Fund.
                       Director/trustee   of  31   investment   companies  in  the
                       OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Russell S. Reynolds,   Chairman of The Directorship  Search Group, Inc. (corporate
Jr.,                   governance  consulting  and  executive  recruiting)  (since
Trustee since 1989     1993); a life trustee of  International  House  (non-profit
Age: 70                educational  organization),  and a trustee of the Greenwich     $0              $50,001 - $100,000
                       Historical Society (since 1996).  Oversees 31 portfolios in the OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Donald W. Spiro,       Chairman  Emeritus  (since  January  1991) of the  Manager.
Vice Chairman of the   Formerly  he  held  the   following   positions:   Chairman
Board of Trustees,     (November  1987 -  January  1991) and a  director  (January
Trustee since 1985     1969 - August 1999) of the Manager;  President and Director
Age: 76                of OppenheimerFunds Distributor,  Inc., a subsidiary of the     $0              Over $100,000
                       Manager  and the  Fund's  Distributor  (July 1978 - January
                       1992).  Oversees  31  portfolios  in  the  OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Clayton K. Yeutter,    Of  Counsel,  Hogan & Hartson  (a law firm)  (since  1993).  $0              $50,001 - $100,000
Trustee since 1991     Other  directorships:  Caterpillar,  Inc.  (since 1993) and
Age: 71                Weyerhaeuser  Co. (since  1999).  Oversees 31 portfolios in the OppenheimerFunds complex.
---------------------- ------------------------------------------------------------ --------------- --------------------
---------------------- ------------------------------------------------------------ --------------- --------------------
Joel W. Motley,         Director (January 2002 - Present), Columbia Equity Financial
Trustee Nominee         Corp. (privately-held financial adviser); Managing Director
Age: 50                 (January 2002-present),Carmona Motley Inc. (privately-held
                        financial adviser); Formerly he held the following positions:   $03             $0
                        Managing Director (January 1998-December 2001), Carmona
                        Motley Hoffman, Inc. (privately-held financial adviser);
                        Managing Director (January 1992-December 1997), Carmona
                        Motley & Co. (privately-held financial adviser).
                        Oversees 31 portfolios in the OppenheimerFunds complex

Nominee for Interested Trustee

-------------------------- ---------------------------------------------------------- --------------- ----------------------
Name, Address,4            Principal Occupation(s) During Past 5 Years / Other         Dollar Range     Aggregate Dollar
                                                                                        of Shares        Range of Shares
                                                                                       Beneficially    Beneficially Owned
Age, Position(s) Held                                                                  Owned in the       in any of the
with Fund and Length of    Trusteeships/Directorships Held by Nominee / Number of      Fund (as of      Oppenheimer Funds
Service5                   Portfolios in Fund Complex Overseen by Nominee                7/23/02)       (as of 7/23/02)6
-------------------------- ---------------------------------------------------------- --------------- ----------------------
-------------------------- ---------------------------------------------------------- --------------- ----------------------
John V. Murphy,            Chairman,  Chief  Executive  Officer and director  (since        $0            Over $100,000
President and Trustee      June 2001) and President  (since  September  2000) of the
Nominee                    Manager;  President  and a  director  or trustee of other
Trustee since October      Oppenheimer  funds;  President and a director (since July
2001                       2001) of  Oppenheimer  Acquisition  Corp.,  the Manager's
Age: 52                    parent  holding  company and of  Oppenheimer  Partnership
                           Holdings,  Inc.,  a  holding  company  subsidiary  of the
                           Manager;    Director    (since    November    2001)    of
                           OppenheimerFunds  Distributor,  Inc., a subsidiary of the
                           Manager;  Chairman  and a director  (since  July 2001) of
                           Shareholder  Services,  Inc. and of Shareholder Financial
                           Services,   Inc.,  transfer  agent  subsidiaries  of  the
                           Manager;  President  and a director  (since July 2001) of
                           OppenheimerFunds   Legacy  Program,  a  charitable  trust
                           program  established  by the  Manager;  a director of the
                           following   investment   advisory   subsidiaries  of  the
                           Manager:  OAM  Institutional,  Inc. and Centennial  Asset
                           Management    Corporation    (since    November    2001),
                           HarbourView Asset Management  Corporation and OFI Private
                           Investments,  Inc.  (since July 2001);  President  (since
                           November  1,  2001) and a director  (since  July 2001) of
                           Oppenheimer  Real Asset  Management,  Inc., an investment
                           advisor  subsidiary  of the  Manager;  a director  (since
                           November  2001) of Trinity  Investment  Management  Corp.
                           and   Tremont   Advisers,   Inc.,   investment   advisory
                           affiliates  of  the  Manager;  Executive  Vice  President
                           (since  February  1997)  of  Massachusetts   Mutual  Life
                           Insurance  Company,   the  Manager's  parent  company;  a
                           director   (since   June   1995)   of   DBL   Acquisition
                           Corporation;   formerly  Chief  Operating  Officer  (from
                           September  2000 to June 2001) of the  Manager;  President
                           and trustee (from  November 1999 to November 2001) of MML
                           Series  Investment  Fund  and  MassMutual   Institutional
                           Funds,  open-end investment  companies;  a director (from
                           September  1999 to August  2000) of C.M.  Life  Insurance
                           Company;  President, Chief Executive Officer and director
                           (from  September  1999 to  August  2000) of MML Bay State
                           Life  Insurance  Company;  a director  (from June 1989 to
                           June 1998) of Emerald Isle  Bancorp and Hibernia  Savings
                           Bank,  wholly-owned  subsidiary  of Emerald Isle Bancorp.
                           Oversees 63 portfolios in the OppenheimerFunds complex.
-------------------------- ---------------------------------------------------------- --------------- ----------------------
1 The address of each nominee of 6803 S. Tucson Way, Englewood, CO 80112-3924
2 If elected, each Trustee will serve for an indefinite term, until his or her resignation, death or removal.
3 Includes shares owned by Mr. Galli in other Oppenheimer funds for which he serves as director or trustee.
4 The address of Mr. Murphy is 498 Seventh Avenue, New York, New York 10018
5 If elected, Mr. Murphy will serve for an indefinite term, until his resignation, death or removal.
6 Includes shares owned by Mr. Murphy in other Oppenheimer funds for which he serves as director or trustee.
7 The address of each Officer is 498 Seventh Avenue, New York, New York 10018 except for Messrs. Bishop and Wixted and Ms. Ives, whose address is 6803 S. Tucson Way, Englewood, CO 80112-3924 and except for Mr. Fielding whose address is 350 Linden Oaks,
Rochester, New York 14623.
8 Each Officer serves an annual term, until his or her resignation, death or removal.

A.  General Information Regarding the Board of Trustees.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance and review the actions of the Manager, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended July 31, 2002. Each of the incumbent Trustees was present for at least 75% of the aggregate number of Board of Trustees meetings and committees on which that Trustee served that were held during the period.

B.  Committees of the Board of Trustees.

         The Board of Trustees has appointed standing Audit, Study and Proxy Committees comprised of Independent Trustees only.

         The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward Regan.  The Audit Committee
held five meetings during the Fund's fiscal year ended July 31, 2002.  The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors.  Other functions of the Audit Committee include, but are not limited to:
(i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditor regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the
Fund's independent auditors and its Independent Trustees.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth Moynihan.  The Study
Committee held six meetings during the Fund's fiscal year ended July 31, 2002. Among other functions, the Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the 1940 Act and other applicable law.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.  The Proxy Committee
held no meetings during the fiscal year ended July 31, 2002. The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

         Based on the Audit Committee's recommendation, the Board of Trustees of the Fund, including a majority of the Independent
Trustees, at a meeting held August 9, 2001, selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning July 31,
2002.  KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

         During the fiscal year ended July 31, 2002, KPMG/Deloitte performed audit services for the Fund including the audit of the
Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board of Trustees.

         1.  Audit Fees.

         The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended July 31, 2002 were $_______.

         2.  All Other Fees.

         There were no fees billed by KPMG for services rendered to the Fund other than the services described above under "Audit
Fees" for the fiscal year ended July 31, 2002.   Additionally, there were no fees billed by KPMG to the Manager or subsidiaries of the
Manager for non-audit services rendered to the Manager or its subsidiaries for the fiscal year ended July 31, 2002. The aggregate fees billed by KPMG for non-audit services rendered to the Fund's Manager and its subsidiaries during the calendar year 2002 were
$-----------------.

         The Audit Committee of the Fund's Board of Trustees considered whether the provision of these non-audit services is compatible with maintaining KPMG's independence with respect to the audit services it provides to the Fund.

         Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees and Officers.

         The Fund's Independent Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Board I Fund for which they serve as a director or trustee pays a share of those expenses.

         Neither the officers of the Fund nor any Trustee who is not an Independent Trustee receives any salary or fee from the Fund.
The Independent Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended
July 31, 2002.

       The compensation from all of the Board I Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.  Compensation from the Fund is paid for services in the positions below their names.

--------------------------------------- ------------------- ------------------ ------------------ --------------------
Name of Trustee  or Nominee  and Other      Aggregate          Retirement       Number of Funds          Total
                                                                Benefits                             Compensation
                                                             Accrued as Part   which Trustee or        From All
                                           Compensation          of Fund       Nominee Oversees    Funds Overseen by
Fund Position(s) (as applicable)            from Fund1          Expenses1       as of 12/31/01         Nominee2
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Leon Levy                                    $20,264               $0                 31               $173,700
Chairman
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Robert G. Galli3                              $8,375               $0                 41               $202,886
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Phillip Griffiths4                            $8,375               $0                 30                $54,889
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Benjamin Lipstein                            $17,515               $0                 31               $150,152
Study Committee Chairman,
Audit Committee Member
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Elizabeth B. Moynihan                        $12,342               $0                 31               $105,760
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Kenneth A. Randall                           $11,321               $0                 31                $97,012
Audit Committee Chairman
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Edward V. Regan                               $7,482               $0                 31                $95,960
Proxy Committee Chairman, Audit
Committee Member
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Russell S. Reynolds, Jr.                     $11,193               $0                 31                $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Donald Spiro                                 $12,342               $0                 31                $64,080
--------------------------------------- ------------------- ------------------ ------------------ --------------------
--------------------------------------- ------------------- ------------------ ------------------ --------------------
Clayton K. Yeutter5                           $6,786               $0                 31                $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------ --------------------
1.   For the  fiscal  year  ended  July 31,  2002.  Aggregate  compensation  includes  fees,  deferred  compensation,  if any,  and retirement plan benefits  accrued for a Trustee.  No retirement  benefit expenses were allocated to the Fund for fiscal year ended
     July 31, 2002.
2.   For the 2001 calendar year.
3.   Total compensation for the 2001 calendar year includes  compensation  received for serving as a  Trustee/Director  of 10 other
     Oppenheimer funds in addition to the Board I Funds.
4.   Aggregate compensation from the Fund includes $0 deferred under Deferred Compensation Plan described below.
5.   Aggregate compensation from the Fund includes $0 deferred under Deferred Compensation Plan described below.

         The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the compensation received by the Trustee for service in future fiscal years as well as the Trustee's length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

         The Board of Trustees has adopted a Deferred  Compensation  Plan for Independent  Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the  compensation  deferred by a Trustee is  periodically  adjusted as though an  equivalent  amount had been invested in shares of one or more  Oppenheimer  funds selected by the Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the  performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.
The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any
Trustee. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval.

         Information is given below about the executive officers who are not Trustees or nominees for Trustee of the Fund, including their business experience during the past five years. Messrs. Fielding, Murphy, Zack, Wixted and Molleur, and Mses. Feld and Ives,
respectively, hold the same offices with one or more of the other funds in the OppenheimerFunds complex.  In light of Mr. Murphy's nomination as a trustee, his biographical information is provided above.

----------------------------------------------- ------------------------------------------------------------------------
Name, Address,6 Age, Position(s) Held with      Principal Occupation(s)8 During Past 5 Years
Fund and Length of Time Served 7
----------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------
Ronald H. Fielding, Vice President and          Senior Vice President (since January 1996) of the Manager; Chairman of
Portfolio Manager (since January 1996)          the Rochester Division of the Manager (since January 1996); an officer
Age 53                                          of 9 portfolios in the OppenheimerFunds complex; prior to joining the
                                                Manager in January 1996, he was President and a director of Rochester
                                                Capital Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund Services, Inc. (1986 - 1995), the
                                                Fund's prior distributor; President and a trustee of Limited Term New
                                                York Municipal Fund (1991 - 1995), Oppenheimer Convertible Securities
                                                Fund (1986 - 1995) and Rochester Fund Municipals (1986 - 1995);
                                                President and a director of Rochester Tax Managed Fund, Inc. (1982 -
                                                1995) and of Fielding Management Company, Inc. (1982 - 1995), an
                                                investment advisor.
----------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal           Senior Vice President and Treasurer (since March 1999) of the Manager;
Financial and Accounting Officer (since April   Treasurer (since March 1999) of HarbourView Asset Management
1999)                                           Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
Age: 42                                         Management Corporation, Shareholder Financial Services, Inc. and
                                                Oppenheimer Partnership Holdings, Inc., of OFI Private Investments,
                                                Inc. (since March 2000) and of OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief
                                                Financial Officer (since May 2000) of Oppenheimer Trust Company;
                                                Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                                Corp.; an officer of other Oppenheimer funds; formerly Principal and
                                                Chief Operating Officer, Bankers Trust Company - Mutual Fund Services
                                                Division (March 1995 - March 1999); Vice President and Chief Financial
                                                Officer of CS First Boston Investment Management Corp. (September 1991
                                                - March 1995).
----------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------
Robert G. Zack, Secretary                       Senior Vice President (since May 1985) and General Counsel (since
(since November 1, 2001)                        February 2002) of the Manager; Assistant Secretary of Shareholder
Age: 53                                         Services, Inc. (since May 1985), Shareholder Financial Services, Inc.
                                                (since November 1989); OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Acting General Counsel (November
                                                2001 - February 2002) and Associate General Counsel (1984- October
                                                2001)
----------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary           Vice President and Senior Counsel of the Manager (since July 1999); an
(since November 1, 2001)                        officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary          Vice President and Senior Counsel of the Manager (since July 1999); an
(since November 1,2001)                         officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- ------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Manager (since June 1998);
(since November 1, 2001)                        an officer of other Oppenheimer funds; formerly an Assistant Vice
Age: 36                                         President and Assistant Counsel of the Manager (August 1997 - June
                                                1998); and Assistant Counsel of the Manager (August 1994-August 1997).
----------------------------------------------- ------------------------------------------------------------------------

All officers serve at the pleasure of the Board.

         As of August 26, 2002, the Trustees, nominees for Trustee and officers, individually and as a group, beneficially owned
____________ shares [LESS THAN 1%] of the outstanding Class A shares and no Class B or Class C, shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent
Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

                                             THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                          A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

Introduction to Proposal 2

What is the Historical Background of the Fund's Current Investment Policies?

         The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental" or "non-fundamental."  Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the
Fund's prospectus.

         The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposal 2 is intended to modernize the Fund's policies as well as standardize its policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Fund with maximum flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

         Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and are no longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

         With the passage of time, the development of new industry practices and changes in regulatory standards, several of the
Fund's fundamental policies are considered by the Trustees and the Manager to be unnecessary or unwarranted. The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market and industry developments.

Why do the Fund's Trustees Recommend the Proposed Changes?

         The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the
Fund is subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

         Although the Trustees believe the proposed changes in fundamental investment policies will provide the Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the Fund's
Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Trustees determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended to reflect such a change.

         The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in Proposal 2 separately.  If approved, the effective date of the sub-proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If any sub-proposal in Proposal 2 is not approved, the fundamental investment policy or policies covered in that sub-proposal will remain unchanged.

PROPOSAL 2: TO APPROVE THE ELIMINATION OR AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

A.  Purchasing Securities on Margin.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing securities on margin. The existing policy is not required to be a fundamental investment policy under the 1940 Act.  It is proposed that this current fundamental policy prohibiting purchases of securities on margin be eliminated. The current fundamental investment policy is set forth below.

                                                      Current Fundamental Policy
                                                      --------------------------

              The Fund cannot purchase securities on margin. However, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies.

         Margin purchases involve the purchase of securities with borrowed money and the 1940 Act imposes certain restrictions on borrowing as discussed in detail below under Proposal F  ("Borrowing"). "Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although the Fund's current fundamental investment policy prohibits it from purchasing securities on margin, the 1940 Act permits the Fund to obtain such short-term credits as may be necessary for the clearance of transactions. In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

         As a result of NSMIA, the state restrictions regarding margin purchases no longer apply to the Fund. The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy with that of other Oppenheimer funds.  Elimination of this fundamental investment policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.

         The Fund would continue to be prohibited  from  purchasing  securities on margin.  However,  consistent with the 1940 Act, the
Fund would continue to be able to obtain such short-term  credits as may be necessary for clearance of transactions  and to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

B.       Making Short Sales
         ------------------

         The Fund is currently subject to a fundamental  investment policy  prohibiting it from making short sales. The existing policy is not required to be a fundamental  policy under the 1940 Act. It is proposed that the current  fundamental  policy prohibiting making short sales be eliminated. The current fundamental policy reads as follows:

                                                      Current Fundamental Policy
                                                      --------------------------

                                                The Fund cannot sell securities short.

         In a short sale, an investor sells a borrowed  security with a corresponding  obligation to the lender to return the identical security.  In an  investment  technique  known as a short  sale  "against-the-box,"  an  investor  sells  short  while  owning the same securities  in the same  amount,  or having the right to obtain  equivalent  securities.  The  investor  could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

         As a result of NSMIA, the state restrictions regarding short sales no longer apply to the Fund. The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy with that of other Oppenheimer funds.

         Elimination  of this  fundamental  investment  policy is unlikely to affect  management  of the Fund,  and is not  expected to materially  increase the risk of an  investment  in the Fund. A short sale is a form of leverage.  Leverage  exists when a fund has the right to a return on an  investment  that  exceeds the amount the fund  contributed  to the  investment.  The use of  leverage  exposes shareholders  and their  investments in a fund to a greater risk of loss.  For example,  engaging in short sales may cause the value of a fund's shares to be more volatile than if the fund did not engage in short  selling.  In addition,  in a short sale,  there is a risk that the investor may have to buy the security later at a price higher than the sales price and incur a loss as a result.

Although the Fund would be permitted to sell securities short if shareholders approve this sub-proposal, the Fund would have to segregate liquid assets to cover its obligation under any short sale.  If the Fund's Manager and its Trustees believed that it was in the best interests of the Fund to engage in short sales to a significant degree, the Fund's prospectus would have to be updated to reflect that change in policy.  Among other things, the prospectus would be updated to describe in detail the risks associated with short sales, which are outlined above.

C.  Purchasing Securities of Issuers in which Officers or Trustees Have An Interest.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing or holding the securities of an issuer if the officers and trustees of the Fund or the Manager individually beneficially own1/2of 1% of such securities and together own more than 5% of such securities. It is proposed that the current fundamental policy be eliminated.  The current fundamental investment policy is set forth below.

                                                      Current Fundamental Policy
                                                      --------------------------

              The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the
              Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own beneficially more than 5% of the securities of that issuer.

         Elimination of this fundamental policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.  This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the Fund.

         The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy in this area with that of other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.

D.  Real Estate.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing real estate or physical commodities.  The Fund's policy regarding investments in real estate and commodities is required to be fundamental.  Although this policy does not prohibit the Fund from investing in hedging instruments or structured notes whose returns are linked to the returns of physical commodities or currencies, the Fund's Trustees propose that the Fund's current fundamental policy be clarified and remain a fundamental policy as indicated below.

             Current Fundamental Policy                                   Proposed Fundamental Policy
             --------------------------                                   ---------------------------

 The Fund  cannot  invest in real  estate,  physical      The Fund cannot invest in real estate,  physical commodities or
 commodities or commodity contracts.                      commodity  contracts,  except to the extent permitted under the
                                                          1940 Act, the rules or regulations  thereunder or any exemption therefrom,  as  such  statute,  rules  or  regulations  may  be amended or interpreted from time to time.

         The existing and proposed policies permit the Fund to: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate;
(2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of physical commodities or currencies.  Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund.

         The purpose of this proposal is to clarify the Fund's permitted investments and to conform the Fund's policy in this area with that of other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

E.  Industry Concentration.

         The Fund currently has a fundamental investment policy prohibiting it from "concentrating" its investments, that is, investing "more than 25%" of its total assets in any one industry, excluding securities issued or guaranteed by the United States government or its agencies and instrumentalities.  Consistent with the SEC staff's interpretation of "concentration" under the 1940
Act, the Fund interprets this policy to apply to "25% or more" of its total assets rather than "more than 25%."  The Fund's Trustees propose that the Fund's industry concentration policy remain fundamental, but be amended to state that it applies to "25% or more" of the Fund's total assets and to clarify that the policy does not apply to investments in securities issued by other mutual funds. The
Trustees believe that amending this policy as proposed will not affect management of the Fund.  The current and proposed policies are stated below.

                  Current Fundamental Policy                               Proposed Fundamental Policy
                  --------------------------                               ---------------------------

 The Fund  cannot  concentrate  its  investments  to the      The Fund  cannot  invest 25% or more of its total  assets
 extent  of 25% of its  total  assets  in any  industry.      in any  one  industry.  That  limit  does  not  apply  to
 However,  there  is  no  limitation  as to  the  Fund's      securities  issued or guaranteed  by the U.S.  government
 investments  in municipal  securities or in obligations      or  its  agencies  and  instrumentalities  or  securities
 issued  by the  U.S.  Government  and its  agencies  or      issued  by  investment  companies.  Nor does  that  limit
 instrumentalities.   The   U.S.   government   and  its      apply to municipal securities in general.
 agencies and  instrumentalities  are not  considered to
 be in an industry for the purposes of this restriction.

The purpose of this proposal is to clarify the Fund's fundamental policy on industry concentration and to conform the Fund's policy in this area to one that is consistent with that of other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment policies to which the Oppenheimer funds are subject.  If shareholders approve this proposal, the Fund would be permitted to enter into a fund-of-funds arrangement. The Fund does not currently anticipate participating in a fund-of-funds arrangement.

F. Borrowing.

         The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds. A fund's borrowing policy must be a fundamental investment policy.

         The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.
         A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.  Some mutual funds also borrow for investment purposes.  The Fund currently does not borrow for investment purposes.  The Fund currently does borrow for investment purposes, which may cause the value of its shares to be more volatile than a fund that does not borrow for investment purposes.

         There are risks associated with borrowing.  Borrowing  exposes  shareholders and their investments in a fund to a greater risk of loss.  For  example,  borrowing  may cause the value of a fund's  shares to be more  volatile  than if the fund did not  borrow.  In addition,  to the extent a fund borrows,  it will pay interest on the money that it borrows,  and that interest  expense will raise the overall  expenses  of the fund and reduce its  returns.  The  interest  payable on the  borrowed  amount may be more (or less) than the return the fund receives from the  securities  purchased  with the borrowed  amount.  Whether or not this  sub-proposal  is approved by shareholders,  the Fund  currently does not  anticipate  that,  under normal market  conditions,  its borrowings  would exceed five (5)
percent of its net assets.

         The Fund is currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.  The Trustees propose that the Fund's policy on borrowing be amended to permit the Fund to borrow as permitted under the 1940 Act.  As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         The current and proposed  fundamental  investment  policies are set forth below. The current policy on borrowing  requires the
Fund to borrow only from banks for temporary  purposes,  and limits the Fund's borrowing to 10% of its total assets. The Fund's current policy also  prohibits the Fund from  borrowing for investment or leverage  purposes.  The Trustees  propose that the current policy be amended to permit the Fund to borrow as  permitted  under the 1940 Act. If this  sub-proposal  is approved  by  shareholders,  the Fund intends to borrow for leverage purposes.

               Current Fundamental Policy                                Proposed Fundamental Policy
               --------------------------                                ---------------------------
 The Fund cannot borrow money in excess of 10% of the     The Fund may not borrow money, except to the extent
 value of its total assets. The Fund may borrow only      permitted under the 1940 act, the rules or regulations
 from banks as a temporary measure for extraordinary or   thereunder or any exemption therefrom that is applicable
 emergency purposes, and not for the purpose of           to the Fund, as such statute, rules or regulations may be
 leveraging its investments. No assets of the Fund may    amended or interpreted from time to time.
 be pledged, mortgaged or otherwise encumbered,
 transferred or assigned to secure a debt. However, the
 use of escrow or other collateral arrangements in
 connection with hedging instruments is permitted.

         Currently, under the 1940 Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and
not extended or renewed.   If shareholders approve this sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the Fund.
         If this sub-proposal and the lending sub-proposal described below in Paragraph G ("Lending") are approved by shareholders, and the Fund were to obtain the necessary regulatory relief, it would be possible for the Fund to borrow from and lend to other
Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Trustees were to determine that it was in the Fund's best interest to borrow from or lend to other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

G. Lending.

         Under the 1940 Act, a fund's policy regarding lending must be fundamental. It is proposed that the current fundamental policy be replaced by a revised fundamental policy that permits the Fund to engage in lending to the extent the Fund's lending is consistent with the 1940 Act, the rules thereunder or any exemption from the 1940 Act that is applicable to the Fund. In addition, the Fund also proposes to clearly state that investments in debt instruments or other similar evidences of indebtedness are not prohibited by the Fund's investment policy on making loans.

                Current Fundamental Policy                                Proposed Fundamental Policy
                --------------------------                                ---------------------------
  The Fund  cannot  borrow  money in  excess of 10% of      The Fund cannot make loans, except to the extent
  the value of its total  assets.  The Fund may borrow      permitted under the 1940 Act, the rules or regulations
  only  from  banks  as  a   temporary   measure   for      thereunder or any exemption therefrom that is
  extraordinary  or  emergency  purposes,  and not for      applicable to the Fund, as such statute, rules or
  the  purpose  of  leveraging  its  investments.   No      regulations may be amended or interpreted from time to
  assets  of the Fund  may be  pledged,  mortgaged  or      time.
  otherwise  encumbered,  transferred  or  assigned to
  secure a debt.  However,  the use of escrow or other
  collateral  arrangements  in connection with hedging
  instruments is permitted.

H. Diversification

         Under the 1940 Act, a fund's policy regarding  diversification  may not be changed without  shareholder  approval.  Currently, the Fund cannot buy  securities  of any one issue if more than 5% of its total assets would be invested in securities of that issuer or if it would  then own more than 10% of that  issuer's  voting  securities.  The limit does not apply to  securities  issued by the U.S.
government or any of its agencies or  instrumentalities.  The Trustees  propose that the Fund's policy with respect to  diversification be amended to clarify that the policy does not apply to securities of other investment companies.

         The proposed  change would not affect the Fund's status as a  "diversified"  fund.  This change would be  consistent  with the requirements  of the 1940 Act and  would  promote  the  standardization  of  fundamental  investment  policies  among  the funds in the
OppenheimerFunds complex.
         As  amended,  the policy on  diversification  for the Fund  would  remain a  fundamental  policy  changeable  by the vote of a majority of the outstanding  voting  securities as defined in the 1940 Act. The current and proposed  fundamental  investment  policies are set forth below.

               Current Fundamental Policy                                Proposed Fundamental Policy
               --------------------------                                ---------------------------
 The Fund cannot invest more than 5% of the value of      The Fund cannot buy securities or other instruments
 its total assets in the securities of any one issuer.    issued or guaranteed by any one issuer if more than 5% of
 The Fund cannot acquire more than 10% of the total       its total assets would be invested in securities or other
 value of all outstanding securities of any one issuer.   instruments of that issuer or if it would then own more
 In both cases, this restriction does not apply to        than 10% of that issuer's voting securities. This
 securities of the U.S. government or its agencies or     limitation applies to 75% of the Fund's total assets. The
 instrumentalities.                                       limit does not apply to securities issued or guaranteed
                                                          by the U.S. Government or any of its agencies or
                                                          instrumentalities or securities of other investment
                                                          companies.

The proposed  policy would permit the Fund to enter into a  fund-of-funds  arrangement  as  previously  discussed  above in Paragraph J
("Investing in Other  Investment  Companies"),  including the risks associated with a fund-of-funds  arrangement.  The Trustees believe that amending the Fund's  diversification  policy as proposed would increase the Fund's  investment  opportunities  without  materially increasing the risk of an investment in the Fund.

I. Purchasing Restricted Securities

The Fund is currently  subject to a fundamental  investment  policy  concerning the purchase of restricted  securities.  It is proposed that the current  fundamental policy be eliminated and replaced by a non-fundamental  policy that can be changed by the Trustees in the future without shareholder approval. The current and proposed investment policies are set forth below.

               Current Fundamental Policy                              Proposed Non-Fundamental Policy
               --------------------------                              -------------------------------
 The Fund cannot underwrite securities or invest in       The Fund cannot invest more than 10% of its net assets in
 securities that are subject to restriction on resale.    illiquid or restricted securities (including repurchase
                                                          agreements maturing beyond seven (7) days).

         The existing  policy is not required to be a  fundamental  policy  under the 1940 Act,  and the  Trustees  recommend  that the
Fund's  current  fundamental  policy be replaced  with the  proposed  non-fundamental  policy in order to provide the fund with maximum flexibility  consistent  with current  regulatory  requirements.  The staff of the SEC  currently  takes the position  that a non-money market fund,  such as the Fund, is required to limit its  investments in illiquid  assets  (including  repurchase  agreements  maturing beyond seven (7) days) to 15% of net assets.  The purpose of limiting a fund's  investments  in illiquid  securities  is to ensure that the fund is able to satisfy redemption requests in accordance with its obligations under the 1940 Act.

         The proposed  non-fundamental policy is more conservative than current regulatory  requirements.  The proposed non-fundamental policy is  intended to conform the Fund's  policy in this area to one that is  consistent  with that of other  Oppenheimer  funds.  The
Trustees  believe that  standardized  policies will assist the Fund and the Manager in maintaining  compliance with various  investment restrictions to which the Fund is subject. The recommended change is not expected to increase the risk of an investment in the Fund.

J. Investing in Other Investment Companies.

         The Fund is currently  subject to a fundamental  investment  policy limiting its investment in securities of other  investment companies.  It is proposed that the current  fundamental policy be eliminated and replaced with a revised  non-fundamental  policy that can be changed in the future without shareholder approval. The current and proposed investment policies are set forth below.

               Current Fundamental Policy                              Proposed Non-Fundamental Policy
               --------------------------                              -------------------------------
 The fund cannot invest in securities of any other        The Fund cannot invest in securities of other investment
 investment company, except in connection with a merger   companies, except to the extent permitted under the 1940
 with another investment company                          Act, the rules or regulations thereunder or any exemption
                                                          therefrom, as such statute, rules or regulations may be
                                                          amended or interpreted from time to time.

The existing  policy is not  required to be  fundamental  under the 1940 Act. The purpose of this  proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective.

         The ability of the Fund to invest in other mutual  funds is  restricted  by Section  12(d)(1) of the 1940 Act.  NSMIA  amended
Section 12 to permit mutual funds to enter into so-called  fund-of -funds or  master/feeder  arrangements  with other mutual funds in a fund complex,  and granted the SEC broad powers to provide  exemptive  relief for these  purposes.  The Fund is a party to an exemptive order  from the SEC  permitting  it to enter  into a  fund-of-funds  arrangement  with  other  affiliated  funds.  Elimination  of this fundamental  investment  policy is necessary to permit the Fund to take advantage of the exemptive relief.  However,  the Fund does not currently  anticipate  participating in a fund-of-funds  arrangement.  Although it may do so in the future should shareholders  approve this proposal, the Fund's prospectus would have to be updated to reflect such a change in policy.

         An investment in another mutual fund may result in the  duplication of expenses.  Should the Trustees  determine in the future that the Fund's  participation in fund-of-funds  arrangement is in the best interests of the Fund, the Trustees would consider and take steps to mitigate the potential for  duplication  of fees in  determining  whether the Fund's  participation  in such an arrangement is suitable for the Fund and its shareholders.

                                             THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                          THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

Introduction to Proposal 3

What is a Declaration of Trust?

         The Fund, like other mutual funds, is subject to comprehensive federal regulation, particularly under the 1940 Act.
Additionally, like other mutual funds, governance of the Fund is subject to the law of the state in which the Fund is organized.  The
Fund is organized as a Massachusetts business trust, and therefore is subject to Massachusetts law as it applies to Massachusetts business trusts.

         Under Massachusetts law, a business trust generally operates under an organizational document known as a declaration of trust, which sets forth various provisions related to governance of the trust and the authority of the trust to conduct its business.  As a Massachusetts business trust, the Fund is governed by a declaration of trust.

         The Board of Trustees has approved an Amended and Restated Declaration of Trust for the Fund in the form attached to this
Proxy Statement as Exhibit A ("New Declaration of Trust"), and unanimously recommends that the shareholders of the Fund authorize the
Trustees to adopt the New Declaration of Trust.  Adoption of the New Declaration of Trust will not result in any changes in the
Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

         Generally, shareholder approval is required to amend the existing Declaration of Trust ("Current Declaration of Trust").  As
a result, the Trustees approved the form of the New Declaration of Trust and recommended the submission of the New Declaration of
Trust to the Fund's shareholders for their authorization at this Meeting.

Why do the Fund's Trustees Recommend Approval of the New Declaration of Trust?

         The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and going forward, will be used as the standard Declaration of Trust for all new Oppenheimer funds organized as Massachusetts business trusts.
The Trustees believe adoption of the New Declaration of Trust will result in more efficient and economical governance of the Fund.

         The New Declaration of Trust provides the Trustees with more flexibility and broader authority than under the Current
Declaration of Trust. This increased flexibility is intended to allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and as a consequence, may allow the Fund to operate in a more efficient and economical manner.  Although the New Declaration of Trust reduces or removes certain shareholder voting and other rights as more fully discussed below, adoption of the New Declaration of Trust will not affect any of the protections afforded to shareholders under federal law.

         Furthermore, adoption of the New Declaration of Trust would not alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the New Declaration of Trust would afford, the Trustees would first have to consider the shareholders' interests and then act in accordance with those interests.

                                            PROPOSAL 3: TO AUTHORIZE THE TRUSTEES TO ADOPT
                                             AN AMENDED AND RESTATED DECLARATION OF TRUST

Proposed Changes to the Current Declaration of Trust.

         The New Declaration of Trust would amend the Current Declaration of Trust in a number of ways. The significant amendments are submitted for a separate vote by shareholders and are set forth as Proposals 3.A., 3.B., AND 3.C.  The remaining changes will be voted on as a single proposal, 3.D.  If one or more of the Proposals is not approved by shareholders, the Trustees will not include those Proposals in the New Declaration of Trust.

         In addition to the changes described below, there are other differences between the New Declaration of Trust and the Current
Declaration of Trust that the Trustees believe are non-material. The following discussion is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit A to this Proxy Statement.

A.       Future Amendments of the Declaration of Trust.

         The Current Declaration of Trust generally gives shareholders the exclusive power to amend the Declaration of Trust with certain limited exceptions.  The New Declaration of Trust, on the other hand, would permit the Trustees to amend the Declaration of
Trust without shareholder approval with certain exceptions.

         Under the New Declaration of Trust, shareholders generally would have the right to vote on any amendment affecting shareholders' right to vote, the New Declaration of Trust's amendment provisions, shareholders' rights to indemnification and shareholders' rights to vote on the merger or sale of the Fund's, series', or class's assets to another operating mutual fund.

         By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust would give the
Trustees the authority to react quickly to changes in competitive and regulatory conditions, and as a result, may allow the Fund to operate in a more efficient and economical manner. As noted above, such increased authority would remain subordinate to the Trustees'
continuing fiduciary obligations to act with due care and in the shareholders' interest.

B.       Reorganization of the Trust or its Series or Classes.

         Unlike the Current Declaration of Trust, the New Declaration of Trust generally would permit the Trustees, subject to applicable federal and state law, to reorganize the Fund or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Fund or any of its series or classes. Currently, the Fund is the sole series of the Massachusetts business trust.

         Under certain circumstances, it may not be in the shareholders' interests, due to the costs involved, to require a shareholder meeting to permit the Fund or a series of the Fund to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to change its legal form or to reorganize the Fund or a series of the Fund so that it is domiciled in another state. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays.

         In contrast, the New Declaration of Trust would give the Trustees the flexibility to reorganize the Fund or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Fund operates under the most appropriate form of organization.

         Nonetheless, the Trustees have no intention of reorganizing the Fund into a newly formed entity at this time, and before allowing a reorganization to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the
New Declaration of Trust is subject to applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the
New Declaration of Trust would require that shareholders receive written notification of any reorganization.

         The New Declaration of Trust would not give the Trustees the authority to merge the Fund or a series of the Fund with
                                      ---------
another operating mutual fund or sell all or a portion of the assets of the Fund or a series to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval would still be required for those transactions.

C.       Involuntary Redemptions.

         The New Declaration of Trust would clarify that the Fund may redeem shares of a class or series held by a shareholder for any reason, including but not limited to the following: reimbursing the Fund or the Fund's distributor for the shareholder's failure to make timely and good payment for shares of the Fund; failure to supply a tax identification number required to establish an account; pursuant to authorization by a shareholder to pay fees or make other payments to third parties; failure to maintain a minimum account balance as established by the Trustees from time to time in order to promote administrative efficiencies and cost savings for the Fund; or adverse tax or other legal consequences to the Fund or the other shareholders as a result of the existence or nature of a shareholder's interest in the Fund.

         The Current Declaration of Trust also permits the Trustees to involuntarily redeem shares, but in more limited circumstances.  Although the Trustees are authorized to involuntarily redeem shares without prior notice under both the Current
Declaration of Trust and the New Declaration Trust, the Fund generally would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.

         Of course, the exercise of the power granted to the Trustees under either the Current Declaration of Trust or the New
Declaration Trust to involuntarily redeem shares would be subject to the Trustees' fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act generally prohibits involuntary redemptions.  However, in limited circumstances, the staff has granted enforcement no-action relief for involuntary redemptions.

D.  Other Changes Under the New Declaration of Trust.

          In addition to the changes described above, the New Declaration of Trust would modify the Current Declaration of Trust in a number of important ways, including, but not limited to, the following.

a.       The New Declaration of Trust would clarify that no shareholders of any series or class shall have a claim on the assets of another series or class.

b.       As a general matter, the New Declaration of Trust would modify the Current Declaration of Trust to incorporate appropriate references to classes of shares.

c.       The New Declaration of Trust would modify the Current Declaration of Trust by changing the par value of the Trust's shares from no par value to $.001 par value.

d.       The New Declaration of Trust would modify the Current Declaration of Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e.       The New Declaration of Trust would modify the Current Declaration of Trust so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is otherwise required by the 1940 Act or the instrument establishing such Shares, in which case the provisions of the 1940 Act or such instrument, as applicable, will control, or (ii) the issue to be voted on affects only particular series or classes, in which case only the series or classes affected will be entitled to vote.

f.       The New Declaration of Trust would clarify that proxies may be voted pursuant to any computerized, telephonic or electronic means, that shareholders receive one vote per share and a proportional fractional vote for each fractional share, and that, at a meeting, shareholders may vote on issues with respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.       The New Declaration of Trust would clarify various existing trustee powers. For example, the New Declaration of Trust clarifies that the Trustees may: appoint and terminate agents and consultants and hire and terminate employees;
                      in addition to banks and trust companies, the Trustees may employ as fund custodian, companies that are members of a national securities exchange or other entities permitted under the 1940 Act; retain one or more transfer agents and employ sub-agents; delegate authority to investment advisors and other agents or independent contractors; pledge, mortgage or hypothecate the assets of the Trust; operate and carry on the business of an investment company; the Trustees may sue or be sued in the name of the Trust; make loans of cash and/or securities; enter into joint ventures, general or limited partnerships and other combinations or associations;
                      endorse or guarantee the payment of any notes or other obligations of any person or make contracts of guarantee or suretyship or otherwise assume liability for payment; purchase insurance and/or bonding; pay pensions and adopt retirement, incentive and benefit plans; and adopt 12b-1 plans (subject to shareholder approval).

h.       The New Declaration of Trust would clarify that a trust is created and not a partnership, joint stock association, corporation, bailment, or any other form of legal relationship, and expressly disclaims shareholder and Trustee liability for the acts and obligations of the Trust.  Both the Current Declaration of Trust and the New
                      Declaration of Trust provide that neither the shareholders nor the Trustees shall be liable for obligations of the Fund.  The express disclaimer of shareholder and Trustee liability for obligations of the Fund in the New
                      Declaration of Trust is intended solely to clarify that provision.  In addition, as required by the 1940 Act, both the Current Declaration of Trust and the New Declaration of Trust provide that nothing in them shall protect an officer or Trustee of the Fund from liability related to their willful misfeasance, bad faith, gross negligence or reckless disregard for their duties.

i.       The New Declaration of Trust would clarify that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer agent of the Trust nor shall a Trustee be responsible for the act or omission of any other Trustee.  As previously noted, both the Current Declaration of Trust and the New
                      Declaration of Trust provide that nothing in them shall protect an officer or Trustee of the Fund from liability related to their willful misfeasance, bad faith, gross negligence or reckless disregard for their duties.

         A vote in favor of this proposal  will  authorize  the Trustees to adopt all of the other  changes to the New  Declaration  of
Trust, except those specifically set forth in Proposals 3.A-3.C. upon which shareholders are voting separately.

                                             THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                          THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                                                      INFORMATION ABOUT THE FUND

CORPORATE PROJECTS PREPARES THIS INFORMATION AUTOMATICALLY BASED ON THE PROXY TIMELINE SCHEDULE. IF YOU DO NOT RECEIVE TIMELY,
CONTACT ROBIN LUCAS 8-2977, RHONDA ROHRER 8-4457 OR ELLEN PENNER 8-1732

Fund Information. As of the close of business on RECORD DATE August 26, 2002, the Fund had ____________________ shares outstanding, consisting of _______________________ Class A, ________________ Class B and _______________ Class C. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of August 26, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds
Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares.
OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $345,079 by the Fund during the fiscal year ended July 31, 2002.

The Manager (including affiliates and subsidiaries) managed assets of more than $130 billion at June 30, 2002, including more than 65 funds having more than 6.3 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp.
("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and
OAC are located at 498 Seventh Avenue, New York, New York 10018. MassMutual is located at 1295 State Street, Springfield,
Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i)
certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the 21,600,000 shares of
Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and 96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and 2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.
There were no transactions by a person who serves as a Trustee of the Fund during the period June 30, 2000 to December 31, 2001.
During that period, Mr. Swain sold 93,000 Class B shares to MassMutual for a cash payment of $4,278,930 and surrendered for cancellation 203,423 options to MassMutual for combined cash payments of $8,759,036.  During the period, Mr. Bowen sold 11,420 Class
B shares to MassMutual for a cash payment of $357,789 and surrendered for cancellation 237,640 options to MassMutual for combined cash payments of $1,978,140.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John Murphy, Chairman,
President, Chief Executive Officer and a director; Jeremy Griffiths, Executive Vice President, Chief Financial Officer and a
director; O. Leonard Darling, Vice Chairman, Executive Vice President, Chief Investment Officer and a director; George Batejan,
Executive Vice President and Chief Information Officer; Robert G. Zack, Senior Vice President and General Counsel; Craig Dinsell,
James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers,
Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki,
Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, Chris Leavy, Angelo Manioudakis, Andrew J. Mika, David Negri, David
Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Kenneth Winston, Carol
Wolf, Kurt Wolfgruber and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the
Manager: 498 Seventh Avenue, New York, NY 10018; 6803 South Tucson Way, Englewood, CO 80112; and 350 Linden Oaks, Rochester, NY
14625-2807.

Custodian. Citibank, N.A., 399 Park Avenue, New York, NY  10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended July 31, 2002, has previously been sent to shareholders. The Semi-Annual Report to Shareholders of the Fund as of January 31, 2002 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, or calling the Fund at 1.800.708.7780 or visiting the Manager's website at www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.
If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.708.7780.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                           FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund.  In addition to solicitations by mail, officers of the Fund or officers and employees of the
Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies.
Currently, if the Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining Alamo Direct
Mail Services, Inc.  Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws.

If the Fund does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the
Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed plus the additional out-of-pocket costs, that may
                                                                                  ----
be substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.708.7780.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the
Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the
Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee. Approval of Proposals 2 through 3 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the
Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m.
(ET) on the last business day before the Meeting.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or
(ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                                             OTHER MATTERS

         The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 3 and the Trustees and the
Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of
Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes)
may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.
The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy
(including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                                     By Order of the Board of Trustees,

                                                     Robert G. Zack, Secretary
                                                     September 17, 2002

                                                                                                                         EXHIBIT A

                                                     AMENDED AND RESTATED

                                                     DECLARATION OF TRUST

                                                              OF

                                                    OPPENHEIMER MUNICIPAL BOND FUND
                                          (formerly "Oppenheimer Tax-Free Bond Fund")

         This AMENDED AND RESTATED  DECLARATION  OF TRUST,  made as of November 22, 2002, by and among the  individuals  executing this
Amended and Restated Declaration of Trust as the Trustees.

         WHEREAS,  the  Trustees  established  Oppenheimer  Tax-Free  Bond Fund (the  "Trust")  as a trust  fund  under the laws of the
Commonwealth of  Massachusetts,  for the investment and reinvestment of funds contributed  thereto,  under a Declaration of Trust dated
February 25, 1987,  as amended by Amended and Restated  Declarations  of Trust dated March 11, 1993,  August 21, 1995 and September 16,
1996.

         WHEREAS, the Trustees desire to make certain permitted changes to said Declaration of Trust;

         WHEREAS,  the Trustees  desire to further amend such  Declaration  of Trust,  as amended,  without  shareholder  approval,  as permitted under ARTICLE SEVENTH, to change the name of the Trust and its series;

         NOW, THEREFORE,  the Trustees declare that all money and property  contributed to the trust fund hereunder shall henceforth be held and managed under this Amended and Restated Declaration of Trust IN TRUST as herein set forth below.

         FIRST:   This Trust shall be known as  OPPENHEIMER  MUNICIPAL  BOND FUND.  The address of  Oppenheimer  Municipal Bond Fund is
6803 South Tucson Way,  Englewood,  CO 80112. The Registered Agent for Service is CT Corporation  System,  101 Federal Street,  Boston,
MA 02110.

         SECOND:  Whenever used herein, unless otherwise required by the context or specifically provided:

         1.       All terms used in this  Declaration of Trust that are defined in the 1940 Act (defined below) shall have the meanings given to them in the 1940 Act.

         2.       "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.

         3.       "By-Laws" means the By-Laws of the Trust as amended from time to time.

         4.       "Class" means a class of a series of Shares of the Trust  established and designated  under or in accordance with the provisions of Article FOURTH.

         5.       "Commission" means the Securities and Exchange Commission.

         6.       "Declaration  of Trust" shall mean this Amended and  Restated  Declaration  of Trust as it may be amended or restated
from time to time.

         7.       The "1940  Act"  refers  to the  Investment  Company  Act of 1940 and the Rules  and  Regulations  of the  Commission
thereunder, all as amended from time to time.

         8.       "Series"  refers  to  series  of Shares of the Trust  established  and  designated  under or in  accordance  with the provisions of Article FOURTH.

         9.       "Shareholder" means a record owner of Shares of the Trust.

         10.      "Shares" refers to the transferable  units of interest into which the beneficial  interest in the Trust or any Series or Class of the Trust (as the context may  require)  shall be divided  from time to time and  includes  fractions  of Shares as well as whole Shares.

         11.      The "Trust" refers to the  Massachusetts  business trust created by this Declaration of Trust, as amended or restated
from time to time.

         12.      "Trustees"  refers  to the  individual  trustees  in their  capacity  as  trustees  hereunder  of the Trust and their successor or successors for the time being in office as such trustees.

         THIRD:  The purpose or purposes  for which the Trust is formed and the  business or objects to be  transacted,  carried on and promoted by it are as follows:

         1.       To hold,  invest or reinvest its funds, and in connection  therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, sell short, assign, negotiate,  transfer,  exchange or otherwise dispose of or turn to account or realize  upon,  securities  (which term  "securities"  shall for the purposes of this  Declaration  of
Trust,  without limitation of the generality  thereof,  be deemed to include any stocks,  shares,  bonds,  financial futures contracts, indexes,  debentures,  notes,  mortgages  or  other  obligations,  and  any  certificates,  receipts,  warrants  or  other  instruments representing  rights to receive,  purchase or subscribe  for the same,  or  evidencing  or  representing  any other rights or interests therein,  or in any  property  or  assets)  created  or issued by any  issuer  (which  term  "issuer"  shall for the  purposes  of this
Declaration  of  Trust,  without  limitation  of the  generality  thereof  be deemed  to  include  any  persons,  firms,  associations,
corporations,  syndicates,  business  trusts,  partnerships,  investment  companies,  combinations,   organizations,   governments,  or
subdivisions  thereof) and in financial  instruments  (whether they are considered as securities or commodities);  and to exercise,  as owner or holder of any securities or financial  instruments,  all rights,  powers and privileges in respect thereof;  and to do any and all acts and things for the preservation,  protection,  improvement and enhancement in value of any or all such securities or financial instruments.

         2.       To borrow money and pledge assets in connection with any of the objects or purposes of the Trust,  and to issue notes or other  obligations  evidencing such borrowings,  to the extent permitted by the 1940 Act and by the Trust's  fundamental  investment policies under the 1940 Act.

         3.       To issue and sell its Shares in such  Series and  Classes  and  amounts  and on such terms and  conditions,  for such purposes and for such amount or kind of consideration  (including without limitation  thereto,  securities) now or hereafter  permitted by the laws of the Commonwealth of Massachusetts and by this Declaration of Trust, as the Trustees may determine.

         4.       To purchase or otherwise acquire,  hold, dispose of, resell,  transfer,  reissue or cancel its Shares, or to classify or reclassify  any unissued  Shares or any Shares  previously  issued and  reacquired of any Series or Class into one or more Series or
Classes that may have been  established  and designated  from time to time, all without the vote or consent of the  Shareholders of the
Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

         5.       To conduct its business in all its branches at one or more  offices in New York,  Colorado and  elsewhere in any part of the world, without restriction or limit as to extent.

         6.       To carry out all or any of the foregoing  objects and purposes as principal or agent, and alone or with associates or to the extent now or hereafter  permitted by the laws of  Massachusetts,  as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer,  and in  connection  therewith or make or enter into such deeds or contracts  with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

         7.       To do any and all such further acts and things and to exercise any and all such further  powers as may be  necessary, incidental,  relative,  conducive,  appropriate  or desirable for the  accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

                  The foregoing objects and purposes shall, except as otherwise expressly provided,  be in no way limited or restricted by reference  to, or inference  from,  the terms of any other clause of this or any other  Article of this  Declaration  of Trust,  and shall each be regarded  as  independent  and  construed  as powers as well as objects and  purposes,  and the  enumeration  of specific purposes,  objects and powers  shall not be  construed  to limit or restrict in any manner the meaning of general  terms or the general powers of the Trust now or hereafter  conferred by the laws of the Commonwealth of Massachusetts  nor shall the expression of one thing be deemed to exclude another,  though it be of a similar or dissimilar nature, not expressed;  provided,  however, that the Trust shall not carry on any business,  or exercise any powers,  in any state,  territory,  district or country  except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         FOURTH:

         1.       The  beneficial  interest in the Trust shall be divided into Shares,  all without par value,  but the Trustees  shall have the authority from time to time,  without obtaining  shareholder  approval,  to create one or more Series of Shares in addition to the Series  specifically  established and designated in part 3 of this Article FOURTH,  and to divide the shares of any Series into two or more Classes  pursuant to Part 2 of this Article  FOURTH,  all as they deem necessary or desirable,  to establish and designate such
Series and Classes,  and to fix and determine the relative rights and preferences as between the different  Series of Shares or Classes as to right of redemption and the price,  terms and manner of redemption,  liabilities and expenses to be borne by any Series or Class, special  and  relative  rights as to  dividends  and other  distributions  and on  liquidation,  sinking or purchase  fund  provisions, conversion on liquidation,  conversion  rights,  and conditions under which the several Series or Classes shall have individual  voting rights or no voting rights.  Except as aforesaid, all Shares of the different Series shall be identical.

                  (a)      The number of authorized  Shares and the number of Shares of each Series and each Class of a Series that may be issued is  unlimited,  and the  Trustees may issue  Shares of any Series or Class of any Series for such  consideration  and on such terms as they may determine (or for no  consideration  if pursuant to a Share dividend or split-up),  all without action or approval of the  Shareholders.  All Shares when so issued on the terms  determined  by the  Trustees  shall be fully paid and  non-assessable.  The
Trustees may classify or reclassify any unissued Shares or any Shares  previously  issued and reacquired of any Series into one or more
Series or Classes of Series that may be  established  and designated  from time to time.  The Trustees may hold as treasury  Shares (of the same or some  other  Series),  reissue  for  such  consideration  and on such  terms as they may  determine,  or  cancel,  at their discretion from time to time, any Shares of any Series reacquired by the Trust.

                  (b)      The  establishment  and designation of any Series or any Class of any Series in addition to that established and  designated  in part 3 of this  Article  FOURTH shall be effective  with the  effectiveness  of an  instrument  setting  forth such establishment  and  designation  and the relative  rights and  preferences  of such Series or such Class of such Series or as otherwise provided in such  instrument.  At any time that there are no Shares  outstanding of any particular  Series  previously  established and designated,  the Trustees may by an instrument  executed by a majority of their number  abolish that Series and the  establishment  and designation  thereof.  If and to the extent the instrument  referred to in this paragraph shall be an amendment to this  Declaration of
Trust, and the Trustees may make any such amendment without shareholder approval.

                  (c)      Any  Trustee,  officer  or other  agent of the  Trust,  and any  organization  in which  any such  person is interested  may  acquire,  own,  hold and  dispose of Shares of any Series or Class of any Series of the Trust to the same extent as if such  person were not a Trustee,  officer or other agent of the Trust;  and the Trust may issue and sell or cause to be issued and sold and may  purchase  Shares of any  Series or Class of any  Series  from any such  person or any such  organization  subject  only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

         2.       The Trustees  shall have the authority  from time to time,  without  obtaining  shareholder  approval,  to divide the
Shares of any Series into two or more Classes as they deem  necessary or desirable,  and to establish and  designate  such Classes.  In such event,  each Class of a Series shall  represent  interests in the designated  Series of the Trust and have such voting,  dividend, liquidation  and other rights as may be  established  and  designated by the Trustees.  Expenses and  liabilities  related  directly or indirectly  to the Shares of a Class of a Series may be borne solely by such Class (as shall be  determined  by the  Trustees)  and, as provided in Article  FIFTH,  a Class of a Series may have  exclusive  voting  rights with  respect to matters  relating  solely to such
Class.  The bearing of expenses  and  liabilities  solely by a Class of Shares of a Series  shall be  appropriately  reflected  (in the manner  determined by the Trustees) in the net asset value,  dividend and  liquidation  rights of the Shares of such Class of a Series.
The  division of the Shares of a Series  into  Classes  and the terms and  conditions  pursuant to which the Shares of the Classes of a
Series will be issued must be made in  compliance  with the 1940 Act. No division of Shares of a Series into  Classes  shall  result in the  creation  of a Class of  Shares  having a  preference  as to  dividends  or  distributions  or a  preference  in the  event of any liquidation,  termination  or winding up of the Trust,  to the extent such a preference  is prohibited by Section 18 of the 1940 Act as to the Trust.

         The relative rights and  preferences of shares of different  classes shall be the same in all respects except that, and unless and until the Board of Trustees shall  determine  otherwise:  (i) when a vote of  Shareholders  is required  under this  Declaration of
Trust or when a meeting of  Shareholders  is called by the Board of Trustees,  the Shares of a Class shall vote  exclusively on matters that affect that Class only;  (ii) the expenses and  liabilities  related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time in a manner  consistent with parts 2 and 3 of Article FOURTH);  and (iii)
pursuant to  paragraph 10 of Article  NINTH,  the Shares of each Class shall have such other  rights and  preferences  as are set forth from time to time in the then effective  prospectus and/or statement of additional  information  relating to the Shares.  Dividends and distributions  on one Class may differ from the dividends and  distributions on another Class, and the net asset value of the Shares of one Class may differ from the net asset value of another Class.

         3.       Without  limiting the authority of the Trustees set forth in part 1 of this Article FOURTH to establish and designate any further  Series,  the  Trustees  hereby  establish  one Series of Shares  having the same name as the Trust.  Said Shares  shall be divided  into such  number of Classes as shall be set forth from time to time in the then  effective  prospectus  and/or  statement  of additional  information  relating to the Fund.  The Shares of that Series and any Shares of any further Series or Classes that may from time to time be  established  and  designated  by the Trustees  shall  (unless the Trustees  otherwise  determine  with respect to some further Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

                  (a)      Assets  Belonging to Series.  All  consideration  received by the Trust for the issue or sale of Shares of a
                           ---------------------------
particular Series, together with all assets in which such consideration is invested or reinvested,  all income, earnings,  profits, and proceeds  thereof,  including any proceeds  derived from the sale,  exchange or liquidation  of such assets,  and any funds or payments derived  from any  reinvestment  of such  proceeds in whatever  form the same may be, shall  irrevocably  belong to that Series for all purposes,  subject  only to the  rights  of  creditors,  and  shall  be so  recorded  upon the  books of  account  of the  Trust.  Such consideration,  assets,  income,  earnings,  profits,  and proceeds thereof,  including any proceeds derived from the sale, exchange or liquidation of such assets,  and any funds or payments  derived from any  reinvestment of such proceeds,  in whatever form the same may be,  together  with any  General  Items  allocated  to that Series as provided in the  following  sentence,  are herein  referred to as
"assets belonging to" that Series. In the event that there are any assets,  income,  earnings,  profits,  and proceeds thereof,  funds, or payments which are not readily  identifiable as belonging to any particular  Series  (collectively  "General  Items"),  the Trustees shall  allocate  such General Items to and among any one or more of the Series  established  and  designated  from time to time in such manner and on such  basis as they,  in their  sole  discretion,  deem fair and  equitable;  and any  General  Items so  allocated  to a particular  Series  shall  belong to that  Series.  Each such  allocation  by the  Trustees  shall be  conclusive  and binding upon the shareholders of all Series for all purposes.

                  (b)      (1)      Liabilities  Belonging  to  Series.  The  liabilities,   expenses,   costs,  charges  and  reserves
                                    ----------------------------------
attributable  to each  Series  shall be  charged  and  allocated  to the  assets  belonging  to each  particular  Series.  Any  general liabilities,  expenses,  costs,  charges and reserves of the Trust which are not identifiable as belong to any particular  Series shall be allocated and charged by the Trustees to and among any one or more of the Series  established  and  designated  from time to time in such manner and on such basis as the Trustees in their sole  discretion  deem fair and equitable.  The  liabilities,  expenses,  costs, charges and reserves  allocated and so charged to each Series are herein  referred to as "liabilities  belonging to" that Series.  Each allocation  of  liabilities,  expenses,  costs,  charges  and  reserves  by the  Trustees  shall be  conclusive  and  binding  upon the shareholders of all Series for all purposes.

                           (2)      Liabilities  Belonging  to a  Class.  If a  Series  is  divided  into  more  than  one  Class,  the
                                    -----------------------------------
liabilities,  expenses,  costs, charges and reserves  attributable to a Class shall be charged and allocated to the Class to which such liabilities,  expenses,  costs,  charges or reserves are attributable.  Any general liabilities,  expenses,  costs, charges or reserves belonging  to the Series  which are not  identifiable  as  belonging  to any  particular  Class shall be  allocated  and charged by the
Trustees to and among any one or more of the Classes  established  and designated from time to time in such manner and on such basis as the Trustees in their sole  discretion  deem fair and equitable.  The  allocations in the two preceding  sentences  shall be subject to the 1940 Act or any release,  rule,  regulation,  interpretation  or order thereunder  relating to such  allocations.  The liabilities, expenses,  costs,  charges and reserves  allocated and so charged to each Class are herein  referred to as  "liabilities  belonging to"
that Class.  Each  allocation of  liabilities,  expenses,  costs,  charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

                  (c)      Dividends.  Dividends  and  distributions  on  Shares  of a  particular  Series  or Class may be paid to the
                           ---------
holders  of Shares of that  Series or Class,  with such  frequency  as the  Trustees  may  determine,  which may be daily or  otherwise pursuant to a standing resolution or resolutions  adopted only once or with such frequency as the Trustees may determine,  from such of the income,  capital gains accrued or realized,  and capital and surplus, from the assets belonging to that Series, as the Trustees may determine,  after providing for actual and accrued  liabilities  belonging to such Series or Class. All dividends and  distributions on
Shares of a particular  Series or Class shall be distributed pro rata to the  Shareholders of such Series or Class in proportion to the number of Shares of such Series or Class held by such  Shareholders at the date and time of record  established for the payment of such dividends  or  distributions,  except that in  connection  with any  dividend or  distribution  program or  procedure  the Trustees may determine  that no dividend or  distribution  shall be payable on Shares as to which the  Shareholder's  purchase  order and/or payment have not been  received  by the time or times  established  by the  Trustees  under  such  program or  procedure.  Such  dividends  and distributions  may be made in cash or Shares or a  combination  thereof as  determined  by the Trustees or pursuant to any program that the  Trustees  may have in effect at the time for the  election  by each  Shareholder  of the mode of the  making of such  dividend  or distribution  to that  Shareholder.  Any such  dividend or  distribution  paid in Shares will be paid at the net asset value thereof as determined in accordance with paragraph 13 of Article SEVENTH.

                  (d)      Liquidation.  In the event of the liquidation or dissolution of the Trust,  the  Shareholders of each Series
                           -----------
and all Classes of each Series that has been  established and designated shall be entitled to receive,  as a Series or Class,  when and as declared by the  Trustees,  the excess of the assets  belonging  to that Series  over the  liabilities  belonging  to that Series or
Class.  The  assets so  distributable  to the  Shareholders  of any  particular  Class  and  Series  shall be  distributed  among  such
Shareholders in proportion to the number of Shares of such Class of that Series held by them and recorded on the books of the Trust.

                  (e)      Transfer.  All Shares of each particular  Series or Class shall be transferable,  but transfers of Shares of
                           --------
a particular  Class and Series will be recorded on the Share transfer  records of the Trust  applicable to such Series or Class of that
Series only at such times as  Shareholders  shall have the right to require the Trust to redeem  Shares of such Series or Class of that
Series and at such other times as may be permitted by the Trustees.

                  (f)      Equality.  All Shares of each  particular  Series  shall  represent an equal  proportionate  interest in the
                           --------
assets  belonging to that Series (subject to the liabilities  belonging to such Series or any Class of that Series),  and each Share of any  particular  Series  shall be equal to each other Share of that Series and shares of each Class of a Series  shall be equal to each other Share of such Class;  but the provisions of this sentence shall not restrict any  distinctions  permissible  under subsection (c)
of part (2) of this Article  FOURTH that may exist with respect to Shares of the different  Classes of a Series.  The Trustees may from time to time divide or combine  the Shares of any  particular  Class or Series into a greater or lesser  number of Shares of that Class or Series without thereby  changing the  proportionate  beneficial  interest in the assets  belonging to that Class or Series or in any way  affecting  the rights of Shares of any other  Class or Series  and  shares of each Class of a Series  shall be equal to each other
Share of such Class.

                  (g)      Fractions.  Any  fractional  Share of any Class and Series,  if any such  fractional  Share is  outstanding,
                           ---------
shall carry  proportionately  all the rights and  obligations  of a whole Share of that Class and Series,  including  those  rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

                  (h)      Conversion  Rights.  Subject to compliance  with the  requirements  of the 1940 Act, the Trustees shall have
                           ------------------
the  authority to provide  that (i) holders of Shares of any Series shall have the right to exchange  said Shares into Shares of one or more other  Series of Shares,  (ii)  holders of shares of any Class shall have the right to exchange  said Shares into Shares of one or more other  Classes of the same or a  different  Series,  and/or  (iii) the Trust  shall have the right to carry out  exchanges  of the aforesaid kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

                  (i)      Ownership  of Shares.  The  ownership of Shares shall be recorded on the books of the Trust or of a transfer
                           --------------------
or similar  agent for the Trust,  which  books  shall be  maintained  separately  for the Shares of each Class and Series that has been established and  designated.  No  certification  certifying the ownership of Shares need be issued except as the Trustees may otherwise determine  from time to time.  The Trustees may make such rules as they consider  appropriate  for the issuance of Share  certificates, the use of  facsimile  signatures,  the transfer of Shares and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent,  as the case may be, shall be conclusive as to who are the  Shareholders  and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

                  (j)      Investments  in the Trust.  The Trustees may accept  investments  in the Trust from such persons and on such
                           -------------------------
terms and for such  consideration,  not  inconsistent  with the  provisions of the 1940 Act, as they from time to time  authorize.  The
Trustees may authorize any  distributor,  principal  underwriter,  custodian,  transfer  agent or other person to accept orders for the purchase or sale of Shares that conform to such  authorized  terms and to reject any purchase or sale orders for Shares  whether or not conforming to such authorized terms.

         FIFTH:  The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

         1.       The Shareholders  shall have the power to vote (a) for the election of Trustees when that issue is submitted to them,
(b) with respect to the amendment of this  Declaration of Trust except where the Trustees are given  authority to amend the Declaration of Trust without  shareholder  approval,  (c) to the same extent as the  shareholders of a Massachusetts  business  corporation,  as to whether or not a court action,  proceeding or claim should be brought or maintained  derivatively or as a class action on behalf of the
Trust or the  Shareholders,  and (d) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law,  by this  Declaration  of Trust,  or the  By-Laws  of the Trust or any  registration  statement  of the  Trust  filed  with the
Commission or any State, or as the Trustees may consider desirable.
         2.       The Trust will not hold  shareholder  meetings unless required by the 1940 Act, the provisions of this Declaration of
Trust, or any other applicable law.  The Trustees may call a meeting of shareholders.

         3.       At all meetings of Shareholders,  each  Shareholder  shall be entitled to one vote on each matter submitted to a vote of the  Shareholders  of the  affected  Series  for each  Share  standing  in his name on the books of the Trust on the date,  fixed in accordance with the By-Laws,  for  determination  of Shareholders of the affected Series entitled to vote at such meeting  (except,  if the Board so determines,  for Shares  redeemed prior to the meeting),  and each such Series shall vote separately  ("Individual  Series
Voting");  a Series  shall be deemed to be affected  when a vote of the holders of that Series on a matter is required by the 1940 Act;
provided,  however,  that as to any  matter  with  respect  to  which a vote of  Shareholders  is  required  by the  1940 Act or by any applicable law that must be complied with,  such  requirements as to a vote by  Shareholders  shall apply in lieu of Individual  Series
Voting as described  above. If the shares of a Series shall be divided into Classes as provided in Article  FOURTH,  the shares of each
Class  shall have  identical  voting  rights  except  that the  Trustees,  in their  discretion,  may  provide a Class of a Series with exclusive  voting  rights with respect to matters  which relate  solely to such  Classes.  If the Shares of any Series shall be divided into  Classes  with a Class  having  exclusive  voting  rights  with  respect to certain  matters,  the quorum and voting  requirements described  below  with  respect  to  action  to be taken by the  Shareholders  of the Class of such  Series  on such  matters  shall be applicable  only to the Shares of such  Class.  Any  fractional  Share  shall carry  proportionately  all the rights of a whole  Share, including  the right to vote and the right to receive  dividends.  The  presence in person or by proxy of the holders of  one-third  of the Shares,  or of the Shares of any Series or Class of any Series,  outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders or of that Series or Class,  respectively;  provided however,  that if any action to be taken by the
Shareholders or by a Series or Class at a meeting  requires an affirmative vote of a majority,  or more than a majority,  of the shares outstanding  and  entitled  to vote,  then in such event the  presence in person or by proxy of the holders of a majority of the shares outstanding  and entitled to vote at such a meeting shall  constitute a quorum for all  purposes.  At a meeting at which is a quorum is present,  a vote of a majority of the quorum shall be  sufficient  to transact  all  business at the meeting.  If at any meeting of the
Shareholders  there shall be less than a quorum present,  the Shareholders or the Trustees present at such meeting may, without further notice,  adjourn the same from time to time until a quorum shall attend,  but no business  shall be  transacted  at any such  adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         4.       Each Shareholder,  upon request to the Trust in proper form determined by the Trust, shall be entitled to require the
Trust to redeem from the net assets of that  Series and Class all or part of the Shares of such  Series and Class  standing in the name of such  Shareholder.  The method of computing  such net asset value,  the time at which such net asset value shall be computed and the time within which the Trust shall make  payment  therefor,  shall be  determined  as  hereinafter  provided in Article  SEVENTH of this
Declaration of Trust.  Notwithstanding  the foregoing,  the Trustees,  when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

         5.       No Shareholder  shall,  as such holder,  have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

         6.       All persons who shall acquire Shares shall acquire the same subject to the provisions of the Declaration of Trust.

7.       Cumulative voting for the election of Trustees shall not be allowed.

         SIXTH:

         1.       The persons who shall act as initial  Trustees until the first meeting or until their  successors are duly chosen and qualify are the initial trustees  executing this  Declaration of Trust or any counterpart  thereof.  However,  the By-Laws of the Trust may fix the number of Trustees at a number  greater or lesser than the number of initial  Trustees  and may  authorize  the Trustees to increase  or  decrease  the  number of  Trustees,  to fill any  vacancies  on the Board  which may occur for any reason  including  any vacancies  created  by any such  increase  in the  number of  Trustees,  to set and alter  the terms of office of the  Trustees  and to lengthen  or lessen  their own terms of office or make  their  terms of office of  indefinite  duration,  all  subject to the 1940 Act.
Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

         2.       A Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative  vote of the holders of two-thirds of the outstanding  Shares,  present in person or by proxy at any meeting of Shareholders  called for such purpose;  such a meeting  shall be called by the Trustees  when  requested  in writing to do so by the record  holders of not less than ten per centum of the  outstanding  Shares.  A Trustee  may also be removed by the Board of  Trustees as provided in the By-Laws of the
Trust.

         3.       The Trustees shall make available a list of names and addresses of all  Shareholders  as recorded on the books of the
Trust,  upon receipt of the request in writing signed by not less than ten  Shareholders  (who have been  shareholders for at least six months)  holding in the  aggregate  shares of the Trust  valued at not less than $25,000 at current  offering  price (as defined in the then  effective  Prospectus  and\or  Statement of Additional  Information  relating to the Shares under the  Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire  amount of Shares issued and  outstanding;  such request must state that such  Shareholders wish to communicate with other  Shareholders with a view to obtaining  signatures to a request for a meeting to take action  pursuant to part 2 of this Article SIXTH and be accompanied  by a form of  communication  to the  Shareholders.
The Trustees may, in their  discretion,  satisfy their  obligation under this part 3 by either making available the Shareholder list to such  Shareholders at the principal  offices of the Trust, or at the offices of the Trust's  transfer  agent,  during regular  business hours, or by mailing a copy of such  communication and form of request,  at the expense of such requesting  Shareholders,  to all other
Shareholders, and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

         4.       The Trust may at any time or from time to time apply to the  Commission for one or more  exemptions  from all or part of said Section 16(c) of the 1940 Act, and, if an exemptive  order or orders are issued by the  Commission,  such order or orders shall be deemed part of said Section 16(c) for the purposes of parts 2 and 3 of this Article SIXTH.

         SEVENTH:  The following  provisions are hereby adopted for the purpose of defining,  limiting and regulating the powers of the
Trust, the Trustees and the Shareholders.

         1.       As soon as any Trustee is duly elected by the  Shareholders  or the Trustees and shall have accepted this Trust,  the
Trust estate shall vest in the new Trustee or Trustees,  together with the continuing Trustees,  without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

         2.       The death, declination,  resignation,  retirement,  removal, or incapacity of the Trustees, or any one of them, shall not  operate to annul or  terminate  the Trust but the Trust  shall  continue  in full force and effect  pursuant  to the terms of this
Declaration of Trust.

         3.       The assets of the Trust shall be held separate and apart from any assets now or hereafter  held in any capacity other than as Trustee  hereunder by the Trustees or any successor  Trustees.  All of the assets of the Trust shall at all times be considered as vested in the Trustees.  No Shareholder shall have, as a holder of beneficial  interest in the Trust, any authority,  power or right whatsoever  to transact  business  for or on behalf of the Trust,  or on behalf of the  Trustees,  in  connection  with the property or assets of the Trust, or in any part thereof.

         4.       The  Trustees  in all  instances  shall  act as  principals,  and are and  shall  be free  from  the  control  of the
Shareholders.  The Trustees  shall have full power and  authority to do any and all acts and to make and execute,  and to authorize the officers  and agents of the Trust to make and execute,  any and all  contracts  and  instruments  that they may  consider  necessary or appropriate  in  connection  with the  management  of the Trust.  The  Trustees  shall not in any way be bound or limited by present or future laws or customs in regard to Trust  investments,  but shall have full authority and power to make any and all investments  which they,  in their  uncontrolled  discretion,  shall deem  proper to  accomplish  the  purpose of this  Trust.  Subject to any  applicable limitation in this Declaration of Trust or by the By-Laws of the Trust, the Trustees shall have power and authority:

                  (a)      to adopt By-Laws not  inconsistent  with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

                  (b)      to elect and remove such officers and appoint and terminate such officers as they consider  appropriate with or without  cause,  and to appoint and  designate  from among the  Trustees  such  committees  as the Trustees  may  determine,  and to terminate any such committee and remove any member of such committee;

                  (c)      to employ as custodian of any assets of the Trust a bank or trust company or any other entity  qualified and eligible to act as a custodian, subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

                  (d)      To retain a transfer agent and shareholder servicing agent, or both;

                  (e)      To provide for the  distribution  of Shares either  through a principal  underwriter  or the Trust itself or both;

                  (f)      To set record dates in the manner provided for in the By-Laws of the Trust;

                  (g)      to  delegate  such  authority  as they  consider  desirable  to any  officers of the Trust and to any agent, custodian or underwriter;

                  (h)      to vote or give assent,  or exercise any rights of ownership,  with respect to stock or other  securities or property held in Trust  hereunder;  and to execute and deliver  powers of attorney to such person or persons as the Trustees shall deem proper,  granting to such person or persons such power and  discretion  with relation to  securities or property as the Trustees  shall deem proper;

                  (i)      to exercise  powers and rights of  subscription  or otherwise  which in any manner arise out of ownership of securities held in trust hereunder;

                  (j)      to hold any security or property in a form not  indicating  any trust,  whether in bearer,  unregistered  or other  negotiable  form,  either in its own name or in the name of a  custodian  or a nominee or  nominees,  subject in either  case to proper safeguards according to the usual practice of Massachusetts business trusts or investment companies;

                  (k)      to consent to or participate in any plan for the reorganization,  consolidation or merger of any corporation or concern,  any security of which is held in the Trust; to consent to any contract,  lease,  mortgage,  purchase,  or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

                  (l)      to  compromise,  arbitrate,  or  otherwise  adjust  claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

                  (m)      to  make,  in the  manner  provided  in the  By-Laws,  distributions  of  income  and of  capital  gains  to
Shareholders;

                  (n)      to borrow  money to the extent  and in the  manner  permitted  by the 1940 Act and the  Trust's  fundamental policy thereunder as to borrowing;

                  (o)      to enter into  investment  advisory or management  contracts,  subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

                  (p)      to change  the name of the Trust or any Class or Series of the Trust as they  consider  appropriate  without prior shareholder approval; and

                  (q)      to establish  officers' and Trustees' fees or compensation  and fees or  compensation  for committees of the
Trustees to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine.

         5.       No one dealing with the Trustees  shall be under any  obligation to make any inquiry  concerning the authority of the
Trustees, or to see to the application of any payments made or property transferred to the Trustees or  upon their order.

         6.       (a)      The Trustees shall have no power to bind any Shareholder  personally or to call upon any Shareholder for the payment of any sum of money or assessment  whatsoever  other than such as the Shareholder  may at any time  personally  agree to pay by way of  subscription  to any Shares or otherwise.  This  paragraph  shall not limit the right of the Trustees to assert claims  against any shareholder  based upon the acts or omissions of such  shareholder or for any other reason.  There is hereby  expressly  disclaimed shareholder and Trustee liability for the acts and obligations of the Trust.  Every note, bond,  contract or other  undertaking  issued by or on behalf of the Trust or the  Trustees  relating to the Trust  shall  include a notice and  provision  limiting  the  obligation represented  thereby  to the Trust and its assets  (but the  omission  of such  notice and  provision  shall not  operate to impose any liability or obligation on any Shareholder).

                  (b)      Whenever this  Declaration  of Trust calls for or permits any action to be taken by the Trustees  hereunder, such action  shall mean that taken by the Board of  Trustees by vote of the  majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

                  (c)      The Trustees shall possess and exercise any and all such  additional  powers as are reasonably  implied from the powers herein  contained  such as may be necessary or  convenient in the conduct of any business or enterprise of the Trust,  to do and perform anything  necessary,  suitable,  or proper for the  accomplishment of any of the purposes,  or the attainment of any one or more of the objects,  herein  enumerated,  or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust,  and to do and perform all other acts and things  necessary or incidental to the purposes  herein before set forth,  or that may be deemed necessary by the Trustees.

                  (d)      The  Trustees  shall  have the  power,  to the  extent  not  inconsistent  with the 1940 Act,  to  determine conclusively  whether any moneys,  securities,  or other  properties of the Trust are, for the purposes of this Trust, to be considered as capital or income and in what manner any expenses or  disbursements  are to be borne as between capital and income whether or not in the absence of this provision such moneys,  securities,  or other  properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

         7.       The  By-Laws of the Trust may divide the  Trustees  into  classes and  prescribe  the tenure of office of the several classes,  but no class of Trustee shall be elected for a period shorter than that from the time of the election  following the division into classes  until the next meeting and  thereafter  for a period  shorter than the interval  between  meetings or for a period longer than five years, and the term of office of at least one class shall expire each year.

         8.       The Shareholders shall have the right to inspect the records, documents,  accounts and books of the Trust, subject to reasonable  regulations of the Trustees,  not contrary to  Massachusetts  law, as to whether and to what extent,  and at what times and places, and under what conditions and regulations, such right shall be exercised.

         9.       Any officer  elected or appointed by the Trustees or by the  Shareholders  or otherwise,  may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

         10.      The Trustees shall have power to hold their meetings,  to have an office or offices and, subject to the provisions of the laws of  Massachusetts,  to keep the books of the Trust  outside of said  Commonwealth  at such  places as may from time to time be designated  by them.  Action may be taken by the  Trustees  without a meeting by unanimous  written  consent or by telephone or similar method of communication.

         11.      Securities  held by the Trust  shall be voted in person or by proxy by the  President  or a  Vice-President,  or such officer or officers of the Trust as the Trustees shall  designate for the purpose,  or by a proxy or proxies  thereunto duly authorized by the Trustees,  except as otherwise  ordered by vote of the holders of a majority of the Shares  outstanding  and entitled to vote in respect thereto.
         12.      (a)      Subject  to the  provisions  of the 1940  Act,  any  Trustee,  officer  or  employee,  individually,  or any partnership  of which any  Trustee,  officer or employee  may be a member,  or any  corporation  or  association  of which any Trustee, officer or employee may be an officer, partner, director,  trustee, employee or stockholder,  or otherwise may have an interest, may be a party to, or may be  pecuniarily or otherwise  interested  in, any contract or transaction of the Trust,  and in the absence of fraud no contract or other  transaction shall be thereby affected or invalidated;  provided that in such case a Trustee,  officer or employee or a  partnership,  corporation  or  association  of which a Trustee,  officer or employee  is a member,  officer,  director,  trustee, employee or  stockholder  is so  interested,  such fact shall be  disclosed or shall have been known to the  Trustees  including  those
Trustees who are not so interested and who are neither  "interested"  nor  "affiliated"  persons as those terms are defined in the 1940
Act, or a majority thereof; and any Trustee who is so interested,  or who is also a director,  officer,  partner,  trustee, employee or stockholder  of such other  corporation  or a member of such  partnership  or  association  which is so  interested,  may be counted in determining the existence of a quorum at any meeting of the Trustees which shall  authorize any such contract or  transaction,  and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

                  (b)      Specifically,  but without limitation of the foregoing,  the Trust may enter into a management or investment advisory  contract or  underwriting  contract and other  contracts  with,  and may otherwise do business with any manager or investment adviser for the Trust and/or  principal  underwriter  of the Shares of the Trust or any  subsidiary or affiliate of any such manager or investment  adviser  and/or  principal  underwriter  and may permit any such firm or  corporation  to enter into any contracts or other arrangements with any other firm or corporation  relating to the Trust  notwithstanding  that the Trustees of the Trust may be composed in part of partners,  directors,  officers or employees of any such firm or corporation, and officers of the Trust may have been or may be or become  partners,  directors,  officers or employees of any such firm or  corporation,  and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other,  and no such contract or transaction  between the Trust and any such firm or  corporation  shall be invalidated  or in any way affected  thereby,  nor shall any Trustee or officer of the Trust be liable to the
Trust or to any  Shareholder  or  creditor  thereof or to any other  person for any loss  incurred  by it or him solely  because of the existence  of any such  contract or  transaction;  provided  that  nothing  herein  shall  protect any director or officer of the Trust against  any  liability  to the  trust or to its  security  holders  to which he would  otherwise  be  subject  by  reason  of  willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (c)      As used in this paragraph the following terms shall have the meanings set forth below:

                                 (i)       the term "indemnitee"  shall mean any present or former Trustee,  officer or employee of the
Trust, any present or former Trustee,  partner,  Director or officer of another trust,  partnership,  corporation or association  whose securities  are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such  capacity at the request of the Trust,  and the heirs,  executors,  administrators,  successors and assigns of any of the foregoing;  however,  whenever conduct by an indemnitee is referred to, the conduct shall be that of the original  indemnitee rather than that of the heir,  executor, administrator, successor or assignee;

                                 (ii)      the term "covered  proceeding" shall mean any threatened,  pending or completed action, suit or proceeding,  whether civil,  criminal,  administrative or  investigative,  to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                                 (iii)     the term "disabling  conduct" shall mean willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                                 (iv)      the term "covered  expenses" shall mean expenses  (including  attorney's  fees),  judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                                 (v)       the term  "adjudication  of liability"  shall mean, as to any covered  proceeding  and as to any indemnitee,  an adverse  determination as to the indemnitee whether by judgment,  order,  settlement,  conviction or upon a plea of nolo contendere or its equivalent.

                        (d)      The Trust shall not indemnify any  indemnitee  for any covered  expenses in any covered  proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

                        (e)      Except as set forth in paragraph  (d) above,  the Trust shall  indemnify  any  indemnitee  for covered expenses in any covered proceeding,  whether or not there is an adjudication of liability as to such indemnitee,  such  indemnification by the Trust to be to the fullest  extent now or hereafter  permitted by any  applicable  law unless the By-laws  limit or restrict the indemnification  to  which  any  indemnitee  may  be  entitled.  The  Board  of  Trustees  may  adopt  bylaw  provisions  to  implement sub-paragraphs (c), (d) and (e) hereof.

                        (f)      Nothing  herein shall be deemed to affect the right of the Trust and/or any  indemnitee to acquire and pay  for  any  insurance  covering  any or all  indemnitees  to  the  extent  permitted  by  applicable  law  or to  affect  any  other indemnification  rights  to which  any  indemnitee  may be  entitled  to the  extent  permitted  by  applicable  law.  Such  rights  to indemnification  shall not, except as otherwise  provided by law, be deemed  exclusive of any other rights to which such indemnitee may be entitled under any statute now or hereafter enacted, By-Law, contract or otherwise.

               13.      The  Trustees  are  empowered,  in their  absolute  discretion,  to  establish  bases or  times,  or both,  for determining  the net asset  value per Share of any Class and Series in  accordance  with the 1940 Act and to  authorize  the  voluntary purchase  by any Class and  Series,  either  directly  or  through  an agent,  of Shares of any Class and  Series  upon such  terms and conditions and for such consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

               14.      Payment of the net asset  value per Share of any Class and Series  properly  surrendered  to it for  redemption shall be made by the Trust  within  seven days,  or as specified in any  applicable  law or  regulation,  after tender of such stock or request for redemption to the Trust for such purpose  together with any  additional  documentation  that may be reasonably  required by the Trust or its transfer  agent to evidence the authority of the tenderor to make such  request,  plus any period of time during which the right of the holders of the shares of such Class of that  Series to require  the Trust to redeem  such  shares has been  suspended.
Any such  payment  may be made in  portfolio  securities  of such  Class of that  Series  and/or in cash,  as the  Trustees  shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have Shares redeemed in kind.

               15.      The Trust shall have the right,  at any time and without prior notice to the  Shareholder,  to redeem Shares of the Class and Series  held by such  Shareholder  held in any account  registered  in the name of such  Shareholder  for its current net asset value,  if and to the extent that such  redemption  is  necessary  to  reimburse  either that Series or Class of the Trust or the distributor  (i.e.,  principal  underwriter)  of the  Shares  for any loss  either  has  sustained  by  reason of the  failure  of such
Shareholder  to make timely and good payment for Shares  purchased or subscribed  for by such  Shareholder,  regardless of whether such
Shareholder  was a  Shareholder  at the time of such  purchase or  subscription,  subject to and upon such terms and  conditions as the
Trustees may from time to time prescribe.

               EIGHTH:  The name  "Oppenheimer"  included  in the name of the  Trust  and of any  Series  shall be used  pursuant  to a royalty-free,  non-exclusive  license from Oppenheimer  Management  Corporation  ("OMC"),  incidental to and as part of any one or more advisory,  management  or  supervisory  contracts  which may be entered  into by the Trust with OMC.  Such  license  shall allow OMC to inspect and  subject to the  control of the Board of Trustees to control the nature and quality of services  offered by the Trust under such name.  The license may be terminated by OMC upon  termination of such  advisory,  management or  supervisory  contracts or without cause upon 60 days'  written  notice,  in which case neither the Trust nor any Series or Class shall have any further  right to use the name  "Oppenheimer"  in its name or otherwise  and the Trust,  the  Shareholders  and its officers and  Trustees  shall  promptly  take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

               NINTH:

               1.       In case any  Shareholder or former  Shareholder  shall be held to be personally  liable solely by reason of his being or having been a  Shareholder  and not because of his acts or  omissions  or for some other  reason,  the  Shareholder  or former
Shareholder (or the Shareholders,  heirs,  executors,  administrators or other legal representatives or in the case of a corporation or other  entity,  its  corporate or other  general  successor)  shall be entitled out of the Trust  estate to be held  harmless  from and indemnified  against all loss and expense arising from such liability.  The Trust shall,  upon request by the  Shareholder,  assume the defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

               2.       It is hereby  expressly  declared that a trust and not a partnership is created hereby.  No individual  Trustee hereunder shall have any power to bind the Trust,  the Trust's  officers or any  Shareholder.  All persons  extending  credit to, doing business  with,  contracting  with or having or asserting any claim against the Trust or the Trustees  shall look only to the assets of the Trust for payment under any such credit,  transaction,  contract or claim; and neither the  Shareholders nor the Trustees,  nor any of their agents,  whether past,  present or future,  shall be personally  liable therefor;  notice of such disclaimer shall be given in each agreement,  obligation or instrument  entered into or executed by the Trust or the Trustees.  Nothing in this Declaration of Trust shall protect a Trustee  against any liability to which such Trustee would otherwise be subject by reason of willful  misfeasance,  bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

               3.       The exercise by the Trustees of their powers and discretion  hereunder in good faith and with  reasonable  care under the circumstances then prevailing,  shall be binding upon everyone  interested.  Subject to the provisions of paragraph 2 of this
Article  NINTH,  the  Trustees  shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other  experts  with  respect to the meaning and  operations  of this  Declaration  of Trust,  applicable  laws,  contracts, obligations,  transactions  or any other  business  the Trust may enter into,  and  subject to the  provisions  of  paragraph 2 of this
Article  NINTH,  shall be under no  liability  for any act or  omission  in  accordance  with such advice or for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

               4.       This Trust shall continue  without  limitation of time but subject to the provisions of sub-sections  (a), (b),
(c) and (d) of this paragraph 4.

                        (a)      The  Trustees,  with the  favorable  vote of the  holders  of a  majority  of the  outstanding  voting securities,  as defined in the 1940 Act,  of any one or more  Series  entitled  to vote,  may sell and convey the assets of that Series
(which  sale may be  subject to the  retention  of assets  for the  payment  of  liabilities  and  expenses)  to  another  issuer for a consideration  which may be or include securities of such issuer.  Upon making provision for the payment of liabilities,  by assumption by such issuer or otherwise,  the Trustees shall distribute the remaining  proceeds ratably among the holders of the outstanding Shares of the Series the assets of which have been so transferred.

                        (b)      The  Trustees,  with the  favorable  vote of the  holders  of a  majority  of the  outstanding  voting securities,  as defined in the 1940 Act, of any one or more Series  entitled to vote,  may at any time sell and convert  into money all the assets of that  Series.  Upon  making  provisions  for the payment of all  outstanding  obligations,  taxes and other  liabilities, accrued or contingent,  of that Series,  the Trustees shall distribute the remaining assets of that Series ratably among the holders of the outstanding Shares of that Series.

                        (c)      The  Trustees,  with the  favorable  vote of the  holders  of a  majority  of the  outstanding  voting securities,  as defined in the 1940 Act, of any one or more Series  entitled to vote,  may  otherwise  alter,  convert or transfer  the assets of that Series or those Series.

                        (d)      Upon completion of the  distribution of the remaining  proceeds or the remaining assets as provided in sub-sections  (a) and (b),  and in  subsection  (c) where  applicable,  the Series the assets of which have been so  transferred  shall terminate,  and if all the  assets  of the  Trust  have been so  transferred,  the Trust  shall  terminate  and the  Trustees  shall be discharged  of any and all  further  liabilities  and duties  hereunder  and the right,  title and  interest  of all  parties  shall be cancelled and discharged.

               5.       The original or a copy of this instrument and of each restated declaration of trust or instrument  supplemental hereto shall be kept at the office of the Trust where it may be inspected by any  Shareholder.  A copy of this  instrument  and of each supplemental or restated  declaration of trust shall be filed with the Secretary of the Commonwealth of  Massachusetts,  as well as any other  governmental  office  where  such  filing  may from  time to time be  required.  Anyone  dealing  with the  Trust  may rely on a certificate  by an officer of the Trust as to whether or not any such  supplemental  or restated  declarations  of trust have been made and as to any matters in connection  with the Trust  hereunder,  and,  with the same effect as if it were the  original,  may rely on a copy  certified by an officer of the Trust to be a copy of this  instrument  or of any such  supplemental  or restated  declaration  of trust.  In this  instrument or in any such  supplemental  or restated  declaration  of trust,  references to this  instrument,  and all expressions  like "herein",  "hereof" and  "hereunder"  shall be deemed to refer to this  instrument as amended or affected by any such supplemental or restated  declaration of trust.  This instrument may be executed in any number of counterparts,  each of which shall be deemed an original.

               6.       The  Trust  set  forth  in this  instrument  is  created  under  and is to be  governed  by and  construed  and administered  according  to the  laws of the  Commonwealth  of  Massachusetts.  The  Trust  shall  be of the  type  commonly  called  a
Massachusetts  business  trust,  and without  limiting the  provisions  hereof,  the Trust may exercise all powers which are ordinarily exercised by such a trust.

               7.       The Board of Trustees is empowered to cause the  redemption  of the Shares held in any account if the aggregate net asset value of such Shares has been reduced to $200 or less upon such notice to the  shareholder in question,  with such permission to  increase  the  investment  in  question  and upon such  other  terms and  conditions  as may be fixed by the Board of  Trustees  in accordance with the 1940 Act.

               8.       In the event that any person advances the  organizational  expenses of the Trust, such advances shall become an obligation  of the Trust subject to such terms and  conditions as may be fixed by, and on a date fixed by, or determined  with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

               9.       Whenever any action is taken under this  Declaration of Trust  including  action which is required or permitted by the 1940 Act or any other  applicable  law, such action shall be deemed to have been properly  taken if such action is in accordance with the  construction of the 1940 Act or such other  applicable law then in effect as expressed in "no action" letters of the staff of the  Commission  or any release,  rule,  regulation  or order under the 1940 Act or any decision of a court of competent  jurisdiction, notwithstanding  that any of the  foregoing  shall  later be found to be  invalid  or  otherwise  reversed  or  modified  by any of the foregoing.

               10.      Any action which may be taken by the Board of Trustees  under this  Declaration  of Trust or its By-Laws may be taken by the description  thereof in the then effective  prospectus and/or statement of additional  information  relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

               11.      Whenever under this  Declaration  of Trust,  the Board of Trustees is permitted or required to place a value on assets of the Trust,  such action may be delegated by the Board,  and/or  determined  in  accordance  with a formula  determined by the
Board, to the extent permitted by the 1940 Act.

               12.      If authorized by vote of the Trustees and, if a vote of  Shareholders  is required  under this  Declaration  of
Trust, the favorable vote of the holders of a "majority" of the outstanding  voting  securities,  as defined in the 1940 Act,  entitled to vote,  or by any larger vote which may be required by applicable  law in any  particular  case,  the Trustees may amend or otherwise supplement this instrument,  by making a Restated  Declaration of Trust or a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof;  any such  Supplemental  or Restated  Declaration  of Trust may be executed by and on behalf of the Trust and the Trustees by an officer or officers of the Trust.

               IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 22nd day of November, 2002.

                                                        SIGNATURE LINES OMITTED

                                      PROXY CARD OPPENHEIMER MUNICIPAL BOND FUND
                                                       PROXY CARD

                       PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2002

The undersigned,  revoking prior proxies,  hereby appoints Robert Zack, Brian Wixted,  Katherine Feld, Denis Molleur, and
Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the undersigned,  with full power of substitution, to vote  shares  held in the name of the  undersigned  on the  record  date at the  Special  Meeting of  Shareholders  of
Oppenheimer  Municipal  Bond Fund (the  "Fund") to be held at 6803 South  Tucson  Way,  Englewood,  Colorado,  80112,  on
November 22, 2002,  at 1:00 P. M. Mountain  time,  or at any  adjournment  thereof,  upon the proposals  described in the
Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees,  and all proposals  have been proposed by the Board of
Trustees.  When  properly  executed,  this proxy will be voted as indicated on the reverse side or "FOR" a proposal if no choice is  indicated.  The proxy  will be voted in  accordance  with the proxy  holders'  best  judgment  as to any other matters that may arise at the Meeting.

                                                                         VOTE VIA THE TELEPHONE:  1-800-597-7836
                                                                         CONTROL NUMBER:  999  9999  9999  999

                                                                         Note:  Please sign this proxy exactly as your
                                                                         name  or  names  appear  hereon.  Each  joint
                                                                         owner   should   sign.   Trustees  and  other
                                                                         fiduciaries  should  indicate the capacity in
                                                                         which   they   sign.   If   a    corporation,
                                                                         partnership  or other entity,  this signature
                                                                         should   be   that   of  a  duly   authorized
                                                                         individual who should state his or her title.

                                                                         Signature

                                                                         Signature of joint owner, if any

                                                                         Date

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1.   To elect a Board of Trustees:

01  Leon Levy                      02  Donald W. Spiro         03  John V. Murphy               FOR     AGAINST      FOR ALL
04  Robert G. Galli                05  Phillip A. Griffiths    06  Benjamin Lipstein            ALL       ALL        EXCEPT
07  Elizabeth B. Moynihan          08  Kenneth A. Randall      09  Edward V. Regan              [ ]       [ ]         [ ]
10  Russell S. Reynolds, Jr.       11  Clayton K. Yeutter      10  Joel Motley

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and write the nominee's number on the line provided below.  Your shares will be voted for the remaining nominee(s).

2. To approve the elimination or amendment of certain fundamental investment policies of the Fund:   FOR      AGAINST    ABSTAIN
A. Purchasing Securities on Margin                                                                   [ ]        [ ]       [ ]2.A
B. Making Short Sales                                                                                [ ]        [ ]       [ ]2.B
C. Purchasing Securities of Issuers in which Officers or Trustees have an Interest                   [ ]        [ ]       [ ]2.C
D. Investing in Real Estate                                                                          [ ]        [ ]       [ ]2.D
E. Industry Concentration                                                                            [ ]        [ ]       [ ]2.E
F. Borrowing                                                                                         [ ]        [ ]       [ ]2.F
G. Lending                                                                                           [ ]        [ ]       [ ]2.G
H. Diversification                                                                                   [ ]        [ ]       [ ]2.H
I. Purchasing Restricted or Illiquid Securities                                                      [ ]        [ ]       [ ]2.I
J. Investing in Other Investment Companies                                                           [ ]        [ ]       [ ]2.J

3. To Authorize the Trustees to adopt an Amended and Restated Declaration of Trust:                  FOR      AGAINST    ABSTAIN
A. Future Amendements of the Declaration of Trust.                                                   [ ]        [ ]       [ ]3.A
B. Reorganization of the Trust or Its Series of Classes.                                             [ ]        [ ]       [ ]3.B
C. Involuntary Redemption.                                                                           [ ]        [ ]       [ ]3.C
D. Other Changes Under the Amended and Restated Declaration of Trust.                                [ ]        [ ]       [ ]3.D